UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

789 N. Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Vinita K. Paul, Vice President and Chief Compliance Officer

Heartland Group, Inc., 789 N. Water Street, Suite 500, Milwaukee, WI 53202

(Name and address of agent for service)

Ellen Drought, Godfrey & Kahn, S.C., 780 N. Water Street, Milwaukee, WI 53202

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31, 2014

Date of reporting period: June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Heartland Funds
America's Value Investor®

Consistent Discipline, Fundamental Value

SEMIANNUAL REPORT

June 30, 2014

Select Value Fund

Value Plus Fund

Value Fund

International Value Fund

TABLE OF CONTENTS

A MESSAGE FROM OUR FOUNDER	1

HEARTLAND SELECT VALUE FUND

Management’s Discussion of Fund Performance	2

HEARTLAND VALUE PLUS FUND

Management’s Discussion of Fund Performance	4

HEARTLAND VALUE FUND

Management’s Discussion of Fund Performance	6

HEARTLAND INTERNATIONAL VALUE FUND

Management’s Discussion of Fund Performance	8

THE HEARTLAND FAMILY OF EQUITY FUNDS

Additional Fund Characteristics	10

FINANCIAL STATEMENTS

Schedules of Investments	11
Schedule of Open Futures Contracts	17
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	26

ADDITIONAL INFORMATION

Expense Examples	34
Other Information	34
Board Review of Investment Advisory Agreements	35
Information Regarding Executive Officers & Directors	37
Definitions and Disclosures	39

A MESSAGE FROM OUR FOUNDER

The release date is just one day, but the record is forever.

— Bruce Springsteen

Dear Fellow Shareholders,

We’re in good company. Thirty years ago “The Boss” released “Born in the U.S.A.,” his classic, best-selling album. It’s hard to believe we’ve been rocking and rolling to his music for this long. Equally astounding is that our flagship fund, the Heartland Value Fund, is celebrating the same milestone anniversary this December.

I remember the Fund’s inception vividly. Determined to demonstrate how Heartland could efficiently offer investors compelling opportunities in small-cap value stocks, several clients and I invested our money to launch the Value Fund in 1984. At that time, regional brokerage firms were common and “local” investing was routine. There were many prospects - great companies that weren’t broadly known - to analyze.

Today, I’m just as excited about investing in small, less well-known businesses as then, but boy have times evolved. There are fewer regional brokerage firms, and it seems even less third party coverage of small-cap equities. On the other hand, technology has enabled us to perform much more thorough research and evaluation.

Yet, with all of the advancements, our commitment to value investing hasn’t changed. We still conduct more than 1,000 management team meetings each year and apply our time-tested 10 Principles of Value InvestingTM consistently to every buy and sell decision.

This is the best, most collaborative investment team we’ve ever had - with nearly 300 years of combined experience. We work hard every day to uncover value and believe our current Fund offerings are chock-full of common stocks priced at attractive valuations. I remain convinced that investing in solid businesses purchased at a discount to their intrinsic worth is the most common-sense approach to achieving superior long-term investment results.

In both rock ’n’ roll and investment management, longevity is a rare commodity. I’m proud of the fact that since inception the Heartland Value Fund has netted an average annual total return in excess of 13%, handily beating its benchmark, the Russell 2000® Value, and the market barometer, S&P 500.

Additionally, the Value Fund is in good company – since inception the Heartland Value Plus and Select Value Funds have also beaten their benchmarks.

Like Bruce, we take pride in our record.

Thank you for your continued trust and confidence as we celebrate our 30th anniversary.

Bill J. Nasgovitz

Chairman, CIO, and Portfolio Manager

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014
Value Fund	Since Inception	Ten Years	Five Years	One Year
Investor (HRTVX)	13.13%	7.58%	18.27%	31.51%
Russell 2000® Value Index	11.78	8.24	19.88	22.54
S&P 500 Index	11.38	7.78	18.83	24.61

In the prospectus dated 5/1/14, the gross expense ratio for the Investor Class is 1.08%. Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856 or visit www.heartlandfunds.com.

1

HEARTLAND SELECT VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

The Heartland Select Value Fund has continued to participate in the enduring equity bull market, returning 5.18% year-to-date for the Investor Class compared to 7.95% for its benchmark, the Russell® 3000 Value Index. Stock selection rather than the cumulative effect of sector-level allocation drove relative results, but the variation of returns across the holdings was notably broad. Smaller companies lagged throughout this period, significantly underperforming their mid- and large-cap counterparts in the benchmark, and negatively impacted the Fund’s performance given its overweight to small-caps.

While we carry a roughly equal weighting to Information Technology (IT), our names in this sector outperformed relatively by nearly 100 basis points. Moreover, our best-performing company, RF Micro Devices, Inc. (RFMD), which announced a strategic consolidation, was among our IT investments. Overall, we like the sector because of strong balance sheets, growing demand for bandwidth, an increasingly pressing need for IT capital spending, and the number of stocks with attractive valuations. These variables are enhanced by our view that IT may be in the early stages of industry consolidation and our belief that the fundamental qualities we look for are often the same attributes acquirers seek. Our process is uncovering many companies with compelling valuations and equally as attractive catalysts within IT, and we anticipate increasing exposure.

Another two of the top five standouts were from the Energy sector, Devon Energy Corporation (DVN) and Unit Corporation (UNT), both boosted by rising oil and natural gas prices. Rounding out the rest were Health Care company Teva Pharmaceutical Industries Limited (TEVA), which benefited from extended revenue expectations associated with their re-formulation of a popular multiple sclerosis drug, and airline JetBlue (JBLU), which gained traction as a result of revenue enhancement and cost containment initiatives.

Our selections in other sectors performed worse than the benchmark averages, particularly in Industrials, where a weather-impacted slow start to the year hurt several investments and one company’s slower than expected turn-around also weighed down relative performance.

Despite Industrials’ drag on the portfolio (three of the five leading detractors), we are confident in our positioning for continuing economic expansion. The initial slow start to the year, likely associated with the difficult winter storms, has given way to improving manufacturing surveys, consumer confidence, and falling unemployment. While housing starts are not recovering as quickly as had been anticipated, auto sales have recovered. More generally, the U.S. is well-positioned globally, given low natural gas prices, plentiful labor, increasing price competitiveness versus Chinese production, and relative political stability. These and many more granular, stock-specific factors may form catalysts for investors to recognize the inherent value of our investments in Industrials, Energy, and Information Technology.

Just as we aren’t chasing momentum into large caps, we are maintaining our zero-weight to the Utilities sector, where we do not see compelling value at the present time. However, sticking with our disciplines did cost some relative performance, since Utilities were the benchmark’s best performing sector year-to-date. Similar to Real Estate Investment Trusts over the past few years, Utilities have surprised with their long positive run, which we associate with the Fed’s extended accommodative stance and investors’ search for yield.

CFA is a registered trademark owned by the CFA Institute.

2

HEARTLAND SELECT VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Fifteen	Ten	Five	Three	One	Year To
as of June 30, 2014	Date	Inception	Years	Years	Years	Years	Year	Date*
Investor Class (HRSVX)	10/11/96	11.10%	10.63%	9.93%	18.00%	12.79%	22.82%	5.18%
Institutional Class (HNSVX)	5/1/08	11.22	10.77	10.15	18.37	13.16	23.22	5.37
Russell 3000® Value Index	—	9.06	6.20	8.04	19.28	16.73	23.71	7.95
S&P 500 Index	—	8.05	4.35	7.78	18.83	16.58	24.61	7.14

Index Source: Standard & Poor’s, Russell® and FactSet Research Systems, Inc.

*Not Annualized.

In the prospectus dated 5/1/14, the gross expense ratios for the Investor and Institutional Class are 1.20% and 0.88%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class “Net Annual Operating Expenses” at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Fund’s expenses. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION - 10/11/96 - INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: Standard & Poor’s, Russell® and FactSet Research Systems, Inc.

INVESTMENT GOAL

The Select Value Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation through dynamic pursuit of value irrespective of market capitalization, making it compelling as a core holding. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

In addition to stocks of large companies, the Select Value Fund invests in small and mid-sized companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	49
Net assets	$685 mil.
NAV (Investor Class)	$35.53
NAV (Institutional Class)	$35.53
Median market cap.	$3.5 bil.
Weighted average market cap.	$21.3 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Boise Cascade Co.	3.5%
Devon Energy Corp.	3.5
United Stationers, Inc.	3.2
JetBlue Airways Corp.	2.8
KBR, Inc.	2.8
The Mosaic Co.	2.6
Baker Hughes, Inc.	2.5
Digital Realty Trust, Inc.	2.5
Cisco Systems, Inc.	2.5
Capital One Financial Corp.	2.5

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/14.

3

HEARTLAND VALUE PLUS FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

The Heartland Value Plus Fund Investor Class outpaced its benchmark during the first half of the year, returning 5.33% versus 4.20% for the Russell 2000® Value Index. The interaction between our sector-level allocation and stock selection contributed to the Fund’s outperformance, demonstrating the positive impact of our active management.

Sometimes strong performing names are handicapped by stocks that surprise to the downside, turning great into mediocre results, but that wasn’t the case here. The Fund generally avoided poor performing stocks for the period: The top six holdings each contributed over 50 basis points, while only one name detracted by more than 50 basis points.

The Fund’s strong performance in Energy stocks was driven by solid operational execution at the company level as well as by firm oil and natural gas prices. While we are pleased with the contribution – 5 of the top 10 are from this sector - it is important to note that our Energy holdings are not solely a play on rising energy prices; every company we purchase is subject to the same 10 Principles of Value InvestingTM and must demonstrate attractive valuations, sound fundamentals, and unique catalysts. Additionally, they are generally out of favor with Wall Street.

Holding WPX Energy, Inc. (WPX), an independent natural gas and oil producer, effectively illustrates the unique catalysts we seek. It has a valuable yet disparate collection of assets and is significantly undervalued based on our cash flow and net asset value forecasts. WPX’s performance was driven by the sale of non-core assets, solid 1Q14 financial results, and the naming of a new CEO, who has a track record of success.

Financials struggled primarily because of the diametrically opposed response to interest rate changes experienced by banks, where we have a heavy weighting, and Real Estate Investment Trusts (REITs), where we have no exposure. Banks respond favorably to gradually rising interest rates in the context of a positively sloping yield curve, because it portends both stronger net interest margins and loan growth. Conversely, REITs benefit from lower interest rates given their capital structure and bond-like characteristics that attract yield seeking speculators. We like the Fund’s positioning for increasing economic activity, and believe the weather-related slowdowns due to the Polar Vortex at the onset of the year are largely behind us.

Industrials were mixed during the period. Overall, the sector was weak within the benchmark and our significant overweight hurt the portfolio. Nonetheless, we remain confident in our names and level of exposure. Briggs and Stratton Corporation (BGG), a leading manufacturer of small engines and lawn mower parts, is a good example of our conviction. The company’s results have been weighed down by the sluggish housing recovery and internal restructuring. We believe its competitive position continues to improve and are encouraged by future financial performance as lawn and garden equipment demand appears depressed, hovering at levels not seen since 1983. BGG has significant operating leverage to any meaningful uptick in consumer purchases of lawn equipment, which we think is imminent given the growing pace of the housing market recovery.

CFA is a registered trademark owned by the CFA Institute.

4

HEARTLAND VALUE PLUS FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty	Fifteen	Ten	Five	Three	One	Year To
as of June 30, 2014	Date	Inception	Years	Years	Years	Years	Years	Year	Date*
Investor Class (HRVIX)	10/26/93	11.80%	12.13%	10.93%	10.02%	18.52%	12.20%	28.65%	5.33%
Institutional Class (HNVIX)	5/1/08	11.89	12.23	11.06	10.21	18.84	12.50	28.99	5.45
Russell 2000® Value Index	—	10.58	11.04	9.74	8.24	19.88	14.65	22.54	4.20
Russell 2000® Index	—	9.22	9.81	8.01	8.70	20.21	14.57	23.64	3.19

Index Source: Russell® and FactSet Research Systems, Inc.

*Not Annualized.

In the prospectus dated 5/1/14, the gross expense ratios for the Investor and Institutional Class are 1.14% and 0.84%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION - 10/26/93 - INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

INVESTMENT GOAL

The Value Plus Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture the long-term capital appreciation of small-cap stocks, while potentially mitigating volatility by focusing on dividend-paying companies. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Value Plus Fund invests in small companies that generally are less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 70) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	72
Net assets	$3.1 bil.
NAV (Investor Class)	$37.72
NAV (Institutional Class)	$37.70
Median market cap.	$1.1 bil.
Weighted average market cap.	$1.7 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Unit Corp.	3.9%
Ultra Petroleum Corp.	3.8
Intrepid Potash, Inc.	3.0
Granite Construction, Inc.	2.9
WPX Energy, Inc.	2.8
Federal Signal Corp.	2.7
Stone Energy Corp.	2.7
Comstock Resources, Inc.	2.5
Materion Corp.	2.3
Chico’s FAS, Inc.	2.3

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/14.

5

HEARTLAND VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

The Heartland Value Fund Investor Class posted a robust first half of 2014, generating a return of 8.33% versus 4.20% for its benchmark, the Russell 2000® Value Index. A significant majority of this outperformance was due to selection effect, with modest support from sector allocation.

Market benchmarks’ record highs mask the fact that many stocks, particularly smaller-caps, have actually declined. Because these indices are capitalization weighted, strong performance among some of the larger companies propels the index higher, despite the reality that the unweighted average stock in the Russell 2000® Value Index is down by more than 16% from its 52-week high.

This anomaly is worth discussing for two reasons: First, it helps to demonstrate our belief that there remain good values available for the active investor, despite the duration of this bull market. Second, it puts into perspective the outperformance of the micro/small-cap barbell strategy employed in the Value Fund. The Fund effectively avoided the “average” stock that disappointed, allowing the significant outperformers to boost overall returns.

Health Care names led relative results over this period, followed by Energy. While Energy has seen an increase in weighting over the past many months, we have been steadily selling into strength, as catalysts for wider recognition of Energy firms’ inherent value occur and valuations rise.

Two names that were significant contributors have also been long-term holdings within the Fund: Unit Corporation (UNT) was first acquired in 2007, and Fukuda Denshi (6960 JP) in 1997. We are patient investors, actively engaging with management teams throughout the holding period. Sometimes this patience pays off as these names illustrate. It also represents an occasionally frustrating part of investing in micro- and small-cap names: They can languish while investors’ attention is elsewhere.

Only two sectors had negative contribution for the period. Consumer Discretionary hurt primarily from one retailer, Fred’s, Inc. (FRED), known primarily for the dollar stores it operates in the Southeast. The company is migrating into pharmaceuticals sales (a wise move to our way of thinking), but earnings were hurt by competitive pressures on generic drug pricing this past quarter. The Utilities sector detracted because we have no exposure, yet it did well within the benchmark. We feel comfortable with our zero-weight given the sector’s high valuations and dependency on low interest rates.

We have been busy harvesting gains and buying new names. The Fund, which holds about 130 companies, has sold 25 and acquired 38 year-to-date, giving us confidence that we have purchased fresh ideas at attractive valuations. Regional banks illustrate the potential. While they suffer when interest rates decline, they are positioned to benefit as rates rise, which we see as more likely in the long term. In addition:

• Insider buying is strong;
• Valuations remain low, often at or near book value compared with the S&P 500 priced at 340%!;
• They tend to pay strong (and rising) dividends; and
• Consolidation discussion is commonplace, making smaller banks prime for acquisition in our opinion.

CFA is a registered trademark owned by the CFA Institute.

6

HEARTLAND VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty-Five	Fifteen	Ten	Five	Three	One	Year To
as of June 30, 2014	Date	Inception	Years	Years	Years	Years	Years	Year	Date*
Investor Class (HRTVX)	12/28/84	13.13%	12.47%	11.05%	7.58%	18.27%	12.66%	31.51%	8.33%
Institutional Class (HNTVX)	5/1/08	13.18	12.53	11.15	7.72	18.48	12.86	31.76	8.45
Russell 2000® Value Index	—	11.78	11.02	9.74	8.24	19.88	14.65	22.54	4.20
Russell 2000® Index	—	10.42	9.74	8.01	8.70	20.21	14.57	23.64	3.19

Index Source: Russell® and FactSet Research Systems, Inc.

*Not Annualized.

In the prospectus dated 5/1/14, the gross expense ratios for the Investor and Institutional Class are 1.08% and 0.91%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION – 12/28/84 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

INVESTMENT GOAL

The Value Fund seeks long-term capital appreciation by investing in small companies.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The small and micro-cap segment of the stock market is robust with thousands of publicly traded issues, many of which lack traditional Wall Street research coverage. Thus, we believe this market is often inefficient, mispricing businesses and offering opportunities for fundamental research-minded investors such as Heartland. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Value Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies and there is risk that their intrinsic value may not be recognized by the broad market.

portfolio highlights & statistics

Number of holdings (excludes cash equivalents and options)	135
Net assets	$1.3 bil.
NAV (Investor Class)	$52.13
NAV (Institutional Class)	$52.89
Median market cap.	$353 mil.
Weighted average market cap.	$957 mil.

top ten holdings – % of net assets (excludes cash equivalents)

Unit Corp.	4.0%
Swift Energy Co.	3.4
Ultra Petroleum Corp.	2.3
InterDigital, Inc.	2.2
Newpark Resources, Inc.	1.9
Willbros Group, Inc.	1.9
IAMGOLD Corp.	1.9
Spirit Aerosystems Holdings, Inc. (Class A)	1.8
Fukuda Denshi Co., Ltd.	1.8
Trinity Biotech PLC (ADR)	1.8

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/14.

7

HEARTLAND INTERNATIONAL VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

The Heartland International Value Fund posted a return of 6.11% for the period. The Fund made up ground during the second quarter compared to its benchmark, but finished the six-month period behind the Russell Global® ex-U.S. Small Cap Value Index, which gained 8.20%.

After a difficult start to the year, market conditions came to favor our portfolio during the second quarter as Emerging Markets (EM) shook off the bad news associated with geopolitical headlines to soundly beat the developed markets within the benchmark. Throughout the period we have maintained greater relative exposure to EM names due to increased confidence in extended accommodative policies from Central Banks around the globe, a China slowdown less severe than feared, and relatively calm responses to geopolitical events. Although those gains weren’t enough to propel the Fund past the benchmark for the full period, we remain certain of the value and long-term prospects of names in the portfolio.

Overall, stock selection in Financials, Energy, and Health Care accounted for the outperformance within these best-performing sectors. Conversely, Industrials detracted due primarily to two holdings. On a country allocation basis, the heavy Asian exposure in China, Japan, Hong Kong, and Korea provided the greatest added value, while Canada was the chief laggard.

Mirae Asset Securities Co, Ltd. (037620 KS), a Korean financial services firm, and Banco ABC of Brazil (ABCB4 BZ), a corporate and small- and medium-sized enterprise (SME) lender, drove our Financials outperformance. Mirae has allocated capital efficiently to diversify itself from its wealth management base and trades at a significant discount to other regional players. Banco ABC is conservatively run and is increasing efforts to lend to SMEs, whose loans provide wider net interest margins.

In Energy, Penn West Petroleum Ltd (PWT CN), a Canadian oil and gas producer, benefitted from rising energy prices and a new CEO with a history of success in restructuring. Higher oil and gas prices in Canada are an added plus, especially as infrastructure is developed to bring Canadian energy products to the U.S. market.

Two holdings within Industrials were primarily responsible for weighing down the performance of our most heavily weighted sector. Canadian rail and aerospace manufacturer Bombardier, Inc. (BBD/B CN) was the primary drag, as it confirmed the delivery delay for its new C Series aircraft by approximately one year. Rail orders continue and represent a record backlog. Cathay Pacific Airways Ltd. (293 HK), a Hong Kong-based passenger airline and air cargo hauler, suffered from fierce competition on the passenger side and no tangible gains from its new, recently opened cargo hub.

In some cases, the Fund hedges against currency fluctuation in areas where we have excess equity exposure. Our Japanese holdings are greater than the benchmark’s weighting, and Japan’s interest in inflating its currency is well known; together, these facts have led us to short the Yen. The Japanese hedge worked well last year, but not in 2014 given the dollar’s relative weakness. Over time, we anticipate this strategy will return to favor long-term investors as a firmer dollar results from a strengthening American economy and continued tapering by the Federal Reserve.

8

HEARTLAND INTERNATIONAL VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Three	One	Year To
as of June 30, 2014	Date	Inception	Years	Year	Date*
Investor Class (HINVX)	10/1/10	5.97%	5.24%	19.13%	6.11%
Russell Global® ex-U.S. Small Cap Value Index	—	9.94	7.84	25.29	8.20
MSCI AC World Index ex USA Small Cap Value	—	9.41	7.50	26.95	7.69

Index Source: Russell®, MSCI and FactSet Research Systems, Inc.

*Not Annualized.

In the prospectus dated 5/1/14, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund is 1.49%. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses do not exceed 1.49% of the Fund’s average daily net assets, through at least May 1, 2016, and subject thereafter to annual reapproval of the agreement by the Board of Directors. Without such waiver and/or reimbursements, the Total Annual Fund Operating Expenses would be 2.00%. As of the date of this report, the Total Annual Fund Operating Expense ratio is 1.80% without such waiver and/or reimbursement.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 90 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. Performance data quoted for periods prior to 10/1/13 for the International Value Fund is that of the Predecessor Fund, which commenced operations on 10/1/10. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com.

On May 1, 2014, the International Value Fund’s benchmark changed from the MSCI AC World Index ex USA Small Cap Value to the Russell Global® ex-U.S. Small Cap Value Index. The primary reason for the change is this benchmark’s definition of value is based on the fundamental attributes of individual securities, which better aligns with the Fund’s investment strategy.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION – 10/1/10 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

INVESTMENT GOAL

The International Value Fund seeks long-term capital appreciation with modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The International Value Fund seeks long-term capital appreciation by investing in small-and mid-cap international companies, with an emphasis on dividends. The Fund utilizes the Advisor’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests primarily in small foreign companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies. Foreign securities have additional risk, including but not limited to, exchange rate changes, political and economic upheaval, and relatively low market liquidity. These risks are magnified in emerging markets. There is no assurance that dividend-paying stocks will mitigate volatility. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate the Fund. Value investments are subject to the risk that their intrinsic values may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents and futures)	40
Net assets	$31 mil.
NAV	$11.63
Median market cap.	$662 mil.
Weighted average market cap.	$1.7 bil.

top ten holdings – % of net assets (excludes cash equivalents)

Wasion Group Holdings, Ltd.	4.8%
Keck Seng Investments	4.3
Mirae Asset Securities Co., Ltd.	4.2
Fukuda Denshi Co., Ltd.	3.9
Bombardier, Inc. (Class B)	3.7
Nippon Seiki Co., Ltd.	3.7
Kurita Water Industries, Ltd.	3.7
IAMGOLD Corp.	3.3
Penn West Petroleum, Ltd.	3.3
Banco ABC Brasil SA	3.1

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/14.

9

THE HEARTLAND FAMILY OF EQUITY FUNDS

ADDITIONAL FUND CHARACTERISTICS (UNAUDITED)

MARKET CAP SEGMENTATION – % OF EQUITY INVESTMENTS

The Heartland Funds are managed according to our time-tested, value-driven philosophy. The core of this is outlined by Heartland’s trademarked 10 Principles of Value Investing™. We believe this process—which places emphasis on identifying a catalyst—may limit downside risk relative to other equity investment strategies, while providing an opportunity for upside capital appreciation.

What distinguishes each Heartland Fund is the size of the companies on which each Fund’s portfolio management team focuses. The following table summarizes the market capitalization of each of the Heartland Funds on June 30, 2014.

	select value Fund	value plus Fund	value Fund	international value Fund
Micro-Cap Holdings – $0 - $300 million	0.0%	0.8%	28.5%	6.6%
Small-Cap Holdings – $300 million - $2 billion	32.9	68.4	58.9	65.8
Mid-Cap Holdings – $2 - $10 billion	33.2	30.8	12.6	27.6
Large-Cap Holdings – Greater than $10 billion	33.9	0.0	0.0	0.0
TOTAL	100.0%	100.0%	100.0%	100.0%

SECTOR ALLOCATION – % OF TOTAL INVESTMENTS (EXCLUDES COLLATERAL FROM SECURITIES LOANED)

The following table summarizes the sector classifications of each of the Heartland Funds as of June 30, 2014. These sectors represent groupings of industry classifications.

	select value Fund	value plus Fund	value Fund	international value Fund
Consumer Discretionary	7.1%	9.3%	7.8%	15.9%
Consumer Staples	1.4	1.5	1.4	7.1
Energy	18.1	16.6	17.6	8.3
Financials	22.3	15.5	12.0	17.2
Health Care	8.6	2.3	13.5	10.4
Industrials	18.7	29.2	23.6	17.6
Information Technology	9.4	12.8	11.3	7.3
Materials	11.6	12.4	7.3	11.4
Telecommunication Services	2.1	0.0	0.0	0.0
Utilities	0.0	0.0	0.0	1.8
Short-Term Investments	0.7	0.4	5.5	3.0
TOTAL	100.0%	100.0%	100.0%	100.0%

Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Investments purchased with cash collateral from securities loaned, if any, are excluded from these tables.

10

FINANCIAL STATEMENTS

SELECT VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2014 (Unaudited)

	SHARES	Value
COMMON STOCKS (98.6%)
Airlines (3.1%)
JetBlue Airways Corp.(a)(b)	1,767,605	$19,178,514
Latam Airlines Group SA (ADR)(a)(b)	160,125	2,148,878
		21,327,392
Building Products (1.7%)
Universal Forest Products, Inc.	244,105	11,782,948

Capital Markets (2.1%)
The Bank of New York Mellon Corp.	386,046	14,469,004

Chemicals (4.0%)
LSB Industries, Inc.(a)	227,160	9,465,757
The Mosaic Co.	361,696	17,885,867
		27,351,624

Commercial Banks (9.3%)
BB&T Corp.	338,785	13,358,292
Boston Private Financial Holdings, Inc.	955,140	12,837,082
First Interstate Bancsystem, Inc. (Class A)	311,655	8,470,783
The PNC Financial Services Group, Inc.	170,605	15,192,375
Zions Bancorporation	457,619	13,486,032
		63,344,564

Commercial Services & Supplies (4.8%)
The ADT Corp.(b)	316,571	11,060,991
United Stationers, Inc.	531,712	22,050,096
		33,111,087

Communications Equipment (3.0%)
ADTRAN, Inc.	148,368	3,347,182
Cisco Systems, Inc.	689,830	17,142,276
		20,489,458

Construction & Engineering (5.4%)
KBR, Inc.	794,407	18,946,607
MasTec, Inc.(a)	210,002	6,472,261
URS Corp.	256,395	11,755,711
		37,174,579

Consumer Finance (2.5%)
Capital One Financial Corp.	204,130	16,861,138

Diversified Consumer Services (1.8%)
American Public Education, Inc.(a)	362,018	12,446,179

Diversified Telecommunication Services (2.1%)
AT&T, Inc.	396,070	14,005,035

Electronic Equipment & Instruments (2.4%)
Fabrinet(a)	803,878	16,559,887

Energy Equipment & Services (9.2%)
Baker Hughes, Inc.	232,594	17,316,623
Key Energy Services, Inc.(a)	1,470,446	13,439,876
Tidewater, Inc.	290,353	16,303,321
Unit Corp.(a)	235,561	16,213,664
		63,273,484

Food Products (1.4%)
Bunge, Ltd.	129,309	9,780,933

Health Care Providers & Services (4.2%)
Quest Diagnostics, Inc.	258,746	15,185,803
Triple-S Management Corp.
(Class B)(a)	767,180	13,755,537
		28,941,340
Hotels, Restaurants & Leisure (2.1%)
Royal Caribbean Cruises, Ltd.	260,738	14,497,033

Insurance (2.5%)
Principal Financial Group, Inc.	331,865	16,752,545

Machinery (2.3%)
Joy Global, Inc.	249,820	15,383,916

Metals & Mining (4.0%)
Haynes International, Inc.	242,563	13,726,640
RTI International Metals, Inc.(a)	520,398	13,837,383
		27,564,023

Oil, Gas & Consumable Fuels (8.7%)
Devon Energy Corp.	299,840	23,807,296
Hess Corp.	83,455	8,252,865
Scorpio Tankers, Inc.	1,308,930	13,311,818
WPX Energy, Inc.(a)	593,267	14,185,014
		59,556,993

Paper & Forest Products (3.5%)
Boise Cascade Co.(a)	840,149	24,061,867

Pharmaceuticals (4.3%)
Pfizer, Inc.	484,111	14,368,414
Teva Pharmaceutical Industries,
Ltd. (ADR)	289,790	15,190,792
		29,559,206
Real Estate Investment Trusts (REITs) (4.6%)
Campus Crest Communities, Inc.	1,627,965	14,098,177
Digital Realty Trust, Inc.	296,880	17,314,042
		31,412,219
Road & Rail (1.2%)
Ryder System, Inc.	96,274	8,480,777

Semiconductors (4.0%)
Photronics, Inc.(a)	1,644,871	14,145,890
Teradyne, Inc.	657,081	12,878,788
		27,024,678

Specialty Retail (2.4%)
Murphy USA, Inc.(a)	332,597	16,260,667

Textiles, Apparel & Luxury Goods (0.7%)
Vera Bradley, Inc.(a)(b)	230,388	5,038,586

Thrifts & Mortgage Finance (1.3%)
Washington Federal, Inc.	399,655	8,964,262

TOTAL COMMON STOCKS
(Cost 564,413,975)		$675,475,424

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (0.7%)
Time Deposits (0.7%)
JPMorgan Chase
(Nassau)(c)(d)	0.03%	$4,553,386	$4,553,386

TOTAL SHORT-TERM INVESTMENTS
(Cost 4,553,386)			$4,553,386

	INTEREST
	RATE	SHARES	VALUE
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED (1.8%)
Registered Investment Companies (1.8%)
Invesco Treasury
Portfolio Short-
Term Investments
Trust, Institutional
Class(e)	0.01%	12,413,800	$12,413,800

TOTAL INVESTMENTS PURCHASED WITH CASH
COLLATERAL FROM SECURITIES LOANED
(Cost 12,413,800)			$12,413,800

TOTAL INVESTMENTS - (101.1%)
(Cost 581,381,161)			$692,442,610
OTHER ASSETS AND LIABILITIES, NET - (-1.1%)			(7,650,351)
TOTAL NET ASSETS - (100.0%)			$684,792,259

The accompanying Notes to Financial Statements are an integral part of these Statements.

11

VALUE PLUS FUND – SCHEDULE OF INVESTMENTS

June 30, 2014 (Unaudited)

COMMON STOCKS (99.6%)	Shares	Value
Building Products (3.6%)
Quanex Building Products Corp.(f)	3,200,000	$57,184,000
Universal Forest Products, Inc.(f)	1,150,000	55,510,500
		112,694,500
Capital Markets (1.1%)
Janus Capital Group, Inc.	2,700,000	33,696,000

Chemicals (6.8%)
Intrepid Potash, Inc.(a)(f)	5,600,000	93,856,000
Olin Corp.	750,000	20,190,000
OM Group, Inc.	442,300	14,343,789
Tronox, Ltd. (Class A)	1,700,000	45,730,000
Zep, Inc.(f)	2,075,000	36,644,500
		210,764,289

Commercial Banks (12.2%)
Associated Banc-Corp.	3,700,000	66,896,000
Capital Bank Financial Corp.
(Class A)(a)	450,000	10,624,500
Centerstate Banks, Inc.(f)	1,575,000	17,640,000
Glacier Bancorp, Inc.	1,250,000	35,475,000
Independent Bank Corp.	900,000	34,542,000
Old National Bancorp	4,000,000	57,120,000
Renasant Corp.(f)	1,100,000	31,977,000
TCF Financial Corp.	1,400,000	22,918,000
Umpqua Holdings Corp.	3,400,000	60,928,000
Union Bankshares Corp.	1,582,587	40,593,357
		378,713,857

Commercial Services & Supplies (2.1%)
Brady Corp. (Class A)	2,150,000	64,220,500

Communications Equipment (1.6%)
Black Box Corp.(f)	1,147,500	26,897,400
InterDigital, Inc.	500,000	23,900,000
		50,797,400

Construction & Engineering (2.9%)
Granite Construction, Inc.(f)	2,550,000	91,749,000

Containers & Packaging (1.4%)
Greif, Inc. (Class A)	825,000	45,012,000

Diversified Consumer Services (3.2%)
DeVry, Inc.	850,000	35,989,000
Regis Corp.(f)	4,500,000	63,360,000
		99,349,000

Electrical Equipment (2.0%)
Encore Wire Corp.(f)	1,299,600	63,732,384

Electronic Equipment & Instruments (4.0%)
CTS Corp.(f)	2,150,000	40,205,000
Electro Rent Corp.	1,138,843	19,052,843
Knowles Corp.(a)	400,000	12,296,000
Park Electrochemical Corp.(f)	1,850,000	52,188,500
		123,742,343

Energy Equipment & Services (4.8%)
Gulf Island Fabrication, Inc.(f)	1,400,000	30,128,000
Unit Corp.(a)	1,750,000	120,452,500
		150,580,500

Food Products (1.5%)
Dean Foods Co.	2,600,000	45,734,000

Health Care Equipment & Supplies (1.7%)
Invacare Corp.(f)	2,955,000	54,283,350

Health Care Providers & Services (0.5%)
Owens & Minor, Inc.	500,000	16,990,000

Household Durables (1.5%)
MDC Holdings, Inc.	1,500,000	45,435,000

Insurance (0.3%)
OneBeacon Insurance Group, Ltd. (Class A)	625,000	9,712,500

IT Services (1.4%)
Mantech International Corp. (Class A)(f)	1,500,000	44,280,000

Machinery (11.0%)
Albany International Corp.
(Class A)	1,050,000	39,858,000
Briggs & Stratton Corp.(f)	2,725,000	55,753,500
Douglas Dynamics, Inc.	800,000	14,096,000
Dynamic Materials Corp.(f)	1,075,000	23,789,750
ESCO Technologies, Inc.(f)	1,575,000	54,558,000
Federal Signal Corp.(f)	5,806,610	85,066,836
FreightCar America, Inc.(f)	1,150,000	28,796,000
John Bean Technologies Corp.	725,000	22,467,750
Twin Disc, Inc.	500,000	16,525,000
		340,910,836

Media (1.0%)
Harte-Hanks, Inc.(f)	4,250,000	30,557,500

Metals & Mining (3.8%)
Commercial Metals Co.	2,600,000	45,006,000
Materion Corp.(f)	1,950,000	72,130,500
		117,136,500

Metals and Mining (0.4%)
Globe Specialty Metals, Inc.	600,000	12,468,000

Multiline Retail (1.4%)
Fred’s, Inc. (Class A)(f)	2,900,000	44,341,000

Oil, Gas & Consumable Fuels (11.7%)
Comstock Resources, Inc.(f)	2,650,000	76,426,000
Stone Energy Corp.(a)(f)	1,800,000	84,222,000
Ultra Petroleum Corp.(a)	3,975,000	118,017,750
WPX Energy, Inc.(a)	3,600,000	86,076,000
		364,741,750

Professional Services (4.8%)
Acacia Research Corp.	123,802	2,197,485
CDI Corp.(f)	1,800,000	25,938,000
Heidrick & Struggles International, Inc.(f)	1,775,000	32,837,500
Navigant Consulting, Inc.(a)(f)	2,750,000	47,987,500
Resources Connection, Inc.(f)	3,100,000	40,641,000
		149,601,485

Road & Rail (1.2%)
Con-way, Inc.	750,000	37,807,500

Semiconductors (5.8%)
Cypress Semiconductor Corp.	1,600,000	17,456,000
Entegris, Inc.(a)	2,900,000	39,860,500
Integrated Device Technology, Inc.(a)	2,400,000	37,104,000
Micrel, Inc.(f)	3,850,000	43,428,000
MKS Instruments, Inc.	1,400,000	43,736,000
		181,584,500

Specialty Retail (2.3%)
Chico’s FAS, Inc.	4,150,000	70,384,000

Thrifts & Mortgage Finance (2.0%)
Berkshire Hills Bancorp, Inc.	1,150,000	26,703,000
Brookline Bancorp, Inc.	500,000	4,685,000
Provident Financial Services, Inc.	1,700,000	29,444,000
		60,832,000

Trading Companies & Distributors (1.6%)
GATX Corp.	725,000	48,531,500

TOTAL COMMON STOCKS
(Cost 2,442,422,981)		$3,100,383,194

	INTEREST	PAR
SHORT-TERM INVESTMENTS (0.4%)	RATE	AMOUNT	VALUE
Time Deposits (0.4%)
JPMorgan Chase (Nassau)(c)(d)	0.03%	$12,184,095	$12,184,095

TOTAL SHORT-TERM INVESTMENTS (Cost 12,184,095)			$12,184,095

TOTAL INVESTMENTS - (100.0%) (Cost 2,454,607,076)			$3,112,567,289
OTHER ASSETS AND LIABILITIES, NET - (0.0%)(g)			(35,297)
TOTAL NET ASSETS - (100.0%)			$3,112,531,992

The accompanying Notes to Financial Statements are an integral part of these Statements.

12

VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2014 (Unaudited)

COMMON STOCKS (94.6%)	Shares	Value
Aerospace & Defense (2.9%)
AAR Corp.	500,000	$13,780,000
Spirit Aerosystems Holdings, Inc. (Class A)(a)	700,000	23,590,000
Sypris Solutions, Inc.	127,869	713,509
		38,083,509

Auto Components (0.6%)
Spartan Motors, Inc.	450,000	2,043,000
Stoneridge, Inc.(a)	500,000	5,360,000
		7,403,000

Beverages (0.4%)
MGP Ingredients, Inc.	668,955	5,324,882

Biotechnology (0.5%)
Momenta Pharmaceuticals, Inc.(a)	518,573	6,264,362
Signal Genetics, Inc.(a)(h)	85,000	599,250
		6,863,612

Building Products (0.1%)
Gibraltar Industries, Inc.(a)	100,000	1,551,000

Capital Markets (0.1%)
Keating Capital, Inc.	101,663	600,828

Chemicals (1.2%)
Landec Corp.(a)	300,000	3,747,000
OMNOVA Solutions, Inc.(a)	400,000	3,636,000
Penford Corp.(a)	422,636	5,422,420
Tronox, Ltd. (Class A)	100,000	2,690,000
		15,495,420

Commercial Banks (6.1%)
Capital City Bank Group, Inc.	244,784	3,556,711
CoBiz Financial, Inc.	932,896	10,047,290
Heritage Financial Corp.	478,000	7,691,020
MainSource Financial Group, Inc.	500,000	8,625,000
MidSouth Bancorp, Inc.	550,000	10,939,500
North Valley Bancorp(a)(f)	400,000	8,716,000
Pacific Continental Corp.	400,000	5,492,000
TCF Financial Corp.	1,000,000	16,370,000
Tristate Capital Holdings, Inc.(a)	546,500	7,722,045
		79,159,566

Commercial Services (0.8%)
Quinpario Acquisition Corp.(a)	1,000,000	10,490,000

Commercial Services & Supplies (2.2%)
Fuel Tech, Inc.(a)	708,000	3,993,120
Hudson Technologies, Inc.(a)(f)	2,460,100	7,109,689
Perma-Fix Environmental Services, Inc.(a)(f)	800,000	3,680,000
TRC Cos., Inc.(a)(f)	2,165,779	13,471,145
		28,253,954

Communications Equipment (3.9%)
AgJunction, Inc. (CAD)(a)(f)(h)(i)	6,296,000	4,484,288
InterDigital, Inc.	600,000	28,680,000
PC-Tel, Inc.	518,883	4,197,764
Polycom, Inc.(a)	300,000	3,759,000
Westell Technologies, Inc. (Class A)(a)(f)	4,000,000	9,800,000
		50,921,052

Construction & Engineering (2.6%)
Argan, Inc.	151,009	5,631,126
Furmanite Corp.(a)	250,000	2,910,000
Northwest Pipe Co.(a)	400,000	16,132,000
Sterling Construction Co., Inc.(a)(f)	1,000,000	9,380,000
		34,053,126

Diversified Consumer Services (2.5%)
American Public Education, Inc.(a)	50,300	1,729,314
Lincoln Educational Services Corp.(f)	2,385,469	10,710,756
Regis Corp.	1,000,000	14,080,000
Universal Technical Institute, Inc.	500,000	6,070,000
		32,590,070

Diversified Financial Services (0.5%)
Collection House, Ltd. (AUD)(c)(i)	3,671,436	6,515,921

Electrical Equipment (1.5%)
Global Power Equipment Group, Inc.	129,760	2,096,922
Magnetek, Inc.(a)(f)	299,999	7,154,976
Pioneer Power Solutions, Inc.(a)(f)(h)	500,000	4,325,000
Powell Industries, Inc.	77,329	5,055,770
		18,632,668

Electronic Equipment & Instruments (1.0%)
Checkpoint Systems, Inc.(a)	200,000	2,798,000
CUI Global, Inc.(a)	600,000	5,040,000
PAR Technology Corp.(a)	300,000	1,260,000
Vishay Precision Group, Inc.(a)	250,000	4,115,000
		13,213,000

Energy Equipment & Services (10.8%)
Dawson Geophysical Co.	299,059	8,568,040
Key Energy Services, Inc.(a)	1,400,000	12,796,000
Newpark Resources, Inc.(a)	2,000,000	24,920,000
TETRA Technologies, Inc.(a)	1,500,000	17,670,000
Unit Corp.(a)	750,000	51,622,500
Willbros Group, Inc.(a)	2,000,000	24,700,000
		140,276,540

Food Products (0.5%)
Hanover Foods Corp. (Class A)(h)	49,250	6,156,250

Health Care Equipment & Supplies (6.6%)
Accuray, Inc.(a)(b)	1,500,000	13,200,000
Digirad Corp.(f)	1,800,000	6,408,000
Fukuda Denshi Co., Ltd. (JPY)(c)(i)	400,000	23,310,303
Invacare Corp.	1,000,000	18,370,000
STAAR Surgical Co.(a)(j)	100,000	1,680,000
Trinity Biotech PLC (ADR)	1,000,000	23,030,000
		85,998,303

Health Care Providers & Services (3.5%)
Cross Country Healthcare, Inc.(a)	1,000,000	6,520,000
Hooper Holmes, Inc.(a)(f)	6,615,000	4,944,712
LHC Group, Inc.(a)	400,000	8,548,000
PDI, Inc.(a)(f)(h)	1,490,000	6,526,200
The Ensign Group, Inc.	600,000	18,648,000
		45,186,912

Hotels, Restaurants & Leisure (0.9%)
Bravo Brio Restaurant Group, Inc.(a)	250,000	3,902,500
Denny’s Corp.(a)	1,250,000	8,150,000
		12,052,500

Household Durables (0.5%)
WCI Communities, Inc.(a)	300,000	5,793,000

Household Products (0.2%)
Oil-Dri Corp. of America	100,000	3,057,000

Insurance (2.0%)
Donegal Group, Inc. (Class A)	143,302	2,192,521
Endurance Specialty Holdings, Ltd.	200,000	10,318,000
Meadowbrook Insurance Group, Inc.	745,780	5,362,158
State Auto Financial Corp.	250,000	5,857,500
United Insurance Holdings Corp.(f)	150,000	2,589,000
		26,319,179

Internet Software & Services (0.3%)
TechTarget, Inc.(a)	370,000	3,263,400

The accompanying Notes to Financial Statements are an integral part of these Statements.

13

VALUE FUND – SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2014 (Unaudited)

IT Services (2.2%)	Shares	Value
CIBER, Inc.(a)	1,500,000	$7,410,000
Computer Task Group, Inc.	601,332	9,897,925
NCI, Inc. (Class A)(a)	33,248	295,242
StarTek, Inc.(a)(f)(h)	1,400,000	10,808,000
		28,411,167

Leisure Equipment & Products (0.2%)
LeapFrog Enterprises, Inc.(a)(b)	400,000	2,940,000

Life Sciences Tools & Services (1.7%)
Cambrex Corp.(a)(j)	1,000,000	20,700,000
Harvard Bioscience, Inc.(a)	226,363	1,029,952
		21,729,952

Machinery (8.2%)
Astec Industries, Inc.	450,000	19,746,000
Commercial Vehicle Group, Inc.(a)	100,000	1,004,000
Federal Signal Corp.	1,500,000	21,975,000
FreightCar America, Inc.	400,000	10,016,000
Hardinge, Inc.	300,000	3,795,000
Harsco Corp.	300,000	7,989,000
L.B. Foster Co. (Class A)	200,000	10,824,000
Lydall, Inc.(a)	700,000	19,159,000
MFRI, Inc.(a)	250,000	2,852,500
Supreme Industries, Inc. (Class A)(a)(f)	1,372,738	8,922,797
		106,283,297

Metals & Mining (5.6%)
Ampco-Pittsburgh Corp.	156,879	3,598,804
AuRico Gold, Inc. (CAD)(i)	2,000,000	8,546,928
Golden Star Resources, Ltd.(a)(b)(f)	20,000,000	11,800,000
IAMGOLD Corp. (CAD)(i)	6,000,000	24,684,879
Olympic Steel, Inc.	493,830	12,222,293
Synalloy Corp.	398,056	6,536,080
Timmins Gold Corp. (CAD)(a)(i)	3,000,000	5,369,945
		72,758,929

Multiline Retail (1.4%)
ALCO Stores, Inc.(a)(f)(h)	380,400	2,898,648
Fred’s, Inc. (Class A)	1,000,000	15,290,000
		18,188,648

Oil, Gas & Consumable Fuels (6.8%)
Arch Coal, Inc.(b)	1,000,000	3,650,000
Scorpio Tankers, Inc.	1,000,000	10,170,000
Swift Energy Co.(a)(f)	3,400,000	44,132,000
Ultra Petroleum Corp.(a)(b)	1,000,000	29,690,000
		87,642,000

Paper & Forest Products (0.5%)
Western Forest Products, Inc. (CAD)(i)	3,000,000	6,269,622

Personal Products (0.2%)
USANA Health Sciences, Inc.(a)	40,000	3,125,600

Pharmaceuticals (1.2%)
ASKA Pharmaceutical Co., Ltd. (JPY)(c)(i)	500,000	5,895,160
Fuji Pharmaceutical Co., Ltd. (JPY)(c)(i)	500,000	9,446,754
		15,341,914

Professional Services (3.1%)
Hudson Global, Inc.(a)(f)(h)	3,000,000	11,790,000
Navigant Consulting, Inc.(a)	1,200,000	20,940,000
RCM Technologies, Inc.(a)(f)(h)	1,100,000	6,996,000
		39,726,000

Real Estate Investment Trusts (REITs) (1.8%)
Campus Crest Communities, Inc.	1,250,000	10,825,000
CareTrust REIT, Inc.(a)	600,000	11,880,000
		22,705,000

Road & Rail (0.8%)
Marten Transport, Ltd.	450,000	10,057,500

Semiconductors (1.5%)
CyberOptics Corp.(a)(f)	600,000	4,794,000
DSP Group, Inc.(a)	750,000	6,367,500
Silicon Image, Inc.(a)	1,500,000	7,560,000
		18,721,500

Software (2.5%)
Actuate Corp.(a)	1,400,000	6,678,000
ePlus, Inc.(a)	352,795	20,532,669
Progress Software Corp.(a)	208,900	5,021,956
		32,232,625

Specialty Retail (1.7%)
bebe stores, Inc.	200,000	610,000
Destination XL Group, Inc.(a)	1,000,000	5,510,000
Murphy USA, Inc.(a)	300,000	14,667,000
Systemax, Inc.(a)	88,147	1,266,672
		22,053,672

Thrifts & Mortgage Finance (1.5%)
Brookline Bancorp, Inc.	1,127,251	10,562,342
HF Financial Corp.(h)	350,000	4,847,500
Home Loan Servicing Solutions, Ltd.	200,000	4,546,000
		19,955,842

Trading Companies & Distributors (1.1%)
Houston Wire & Cable Co.	273,433	3,393,303
Lawson Products, Inc.(a)	321,051	5,229,921
Transcat, Inc.(a)(f)	502,368	5,154,296
		13,777,520

Transportation Infrastructure (0.4%)
Aegean Marine Petroleum Network, Inc.	500,000	5,045,000

TOTAL COMMON STOCKS (Cost 927,700,584)		$1,224,220,480

	INTEREST	PAR
SHORT-TERM INVESTMENTS (5.2%)	RATE	AMOUNT	VALUE
Time Deposits (5.2%)
Bank of New York (Grand Cayman)(c)(d)	0.03%	$67,527,972	$67,527,972

TOTAL SHORT-TERM INVESTMENTS (Cost 67,527,972)			$67,527,972

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED (1.7%)	INTEREST RATE	SHARES	VALUE
Registered Investment Companies (1.7%)
Invesco Treasury Portfolio Short-Term Investments Trust, Institutional Class(e)	0.01%	22,144,340	$22,144,340

TOTAL INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANED (Cost 22,144,340)	$22,144,340

TOTAL INVESTMENTS - (101.5%) (Cost 1,017,372,896)	$1,313,892,792

OTHER ASSETS AND LIABILITIES, NET - (-1.5%)(k)	(19,393,041)
TOTAL NET ASSETS - (100.0%)	$1,294,499,751

The accompanying Notes to Financial Statements are an integral part of these Statements.

14

INTERNATIONAL VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2014 (Unaudited)

COMMON STOCKS (88.5%)	sHAres	Value
Brazil (1.7%)
Direcional Engenharia SA (BRL)(i)	60,000	$313,646
Mahle-Metal Leve SA Industria e Comercio (BRL)(i)	20,000	206,019
		519,665
Canada (14.6%)
Bombardier, Inc. (Class B) (CAD)(i)(l)	330,000	1,165,925
Canam Group, Inc. (CAD)(i)	55,000	690,689
IAMGOLD Corp. (CAD)(i)	255,000	1,049,107
Penn West Petroleum, Ltd. (CAD)(i)(l)	105,000	1,025,350
Yamana Gold, Inc. (CAD)(i)(l)	80,000	658,264
		4,589,335
China (4.8%)
Wasion Group Holdings, Ltd. (HKD)(c)(i)	2,000,000	1,501,674

Germany (5.8%)
DMG Mori Seiki AG (EUR)(c)(i)(l)	15,000	521,343
Einhell Germany AG (EUR)(i)	14,000	580,857
KSB AG (EUR)(c)(i)	1,000	722,308
		1,824,508
Great Britain (2.6%)
McBride PLC (GBP)(i)	500,000	823,607

Hong Kong (6.5%)
Clear Media, Ltd. (HKD)(i)	700,000	671,062
Keck Seng Investments (HKD)(i)	1,600,000	1,352,188
		2,023,250
Ireland (1.8%)
Trinity Biotech PLC (ADR)	25,000	575,750

Japan (26.5%)
Fuji Pharma Co., Ltd. (JPY)(c)(i)	40,000	755,740
Fukuda Denshi Co., Ltd. (JPY)(c)(i)	21,000	1,223,791
Japan Pure Chemical Co., Ltd. (JPY)(c)(i)	30,000	634,277
Kurita Water Industries, Ltd. (JPY)(c)(i)(l)	50,000	1,158,041
Medikit Co., Ltd. (JPY)(c)(i)	20,000	587,925
Miraial Co., Ltd. (JPY)(c)(i)	40,000	726,466
NIFCO, Inc. (JPY)(c)(i)(l)	12,000	400,414
Nippon Seiki Co., Ltd. (JPY)(c)(i)	60,000	1,159,374
Takamatsu Construction Group Co., Ltd. (JPY)(c)(i)	40,000	680,851
Yokogawa Electric Corp. (JPY)(c)(i)(l)	30,000	379,975
Yushin Precision Equipment Co., Ltd. (JPY)(c)(i)	25,000	598,731
		8,305,585

Kazakhstan (4.9%)
Halyk Savings Bank of Kazakhstan JSC (GDR)(l)	75,000	811,500
KazMunaiGas Exploration Production JSC (GDR)(l)	45,000	716,713
		1,528,213
Malaysia (1.0%)
Wah Seong Corp. Bhd (MYR)(c)(i)	507,908	299,184

Norway (1.5%)
TGS Nopec Geophysical Co. ASA (NOK)(c)(i)(l)	15,000	478,922

Russia (1.4%)
VSMPO-AVISMA Corp.(a)(c)(l)	2,000	434,624

South Korea (12.0%)
Daekyo Co., Ltd. (KRW)(i)	125,000	805,495
Mirae Asset Securities Co., Ltd. (KRW)(c)(i)(l)	30,000	1,329,501
NongShim Co., Ltd. (KRW)(c)(i)	3,000	846,974
Samsung Securities Co., Ltd. (KRW)(c)(i)(l)	17,500	765,919
		3,747,889

Ukraine (3.4%)
Avangardco Investments Public, Ltd. (GDR)(a)	50,000	495,000
Motor Sich PJSC (GDR) (EUR)(i)	29,430	566,194
		1,061,194

TOTAL COMMON STOCKS (Cost 22,350,042)		27,713,400

PREFERRED STOCK (5.5%)
Brazil (4.8%)
Banco ABC Brasil SA (BRL)(i)	160,000	981,218
Cia de Saneamento do Parana (BRL)(i)	200,000	533,152
		1,514,370

Germany (0.7%)
KSB AG (EUR)(i)	300	216,307

TOTAL PREFERRED STOCK (Cost 1,546,431)		1,730,677

	Interest	Par
SHORT-TERM INVESTMENTS (2.9%)	RAte	Amount	Value
Time Deposits (2.9%)
U.S. Bank (Grand Cayman)(c)(d)
	0.03%	$905,664	$905,664

TOTAL SHORT-TERM INVESTMENTS (Cost 905,664)			$905,664

TOTAL INVESTMENTS - (96.9%) (Cost 24,802,137)			$30,349,741
OTHER ASSETS AND LIABILITIES, NET - (3.1%)			971,085
TOTAL NET ASSETS - (100.0%)			$31,320,826

The accompanying Notes to Financial Statements are an integral part of these Statements.

15

COUNTRY OF RISK – % OF NET ASSETS

Country of risk, sourced from Heartland Advisors, is based on where the primary operations or revenues of the company or issuer are located and may differ from the country of domicile reported in the Schedule of Investments.

Heartland International Value Fund
Brazil	6.5%
Canada	12.6
Chile	2.1
China	6.9
Germany	6.5
Great Britain	2.6
Ireland	1.8
Japan	26.5
Kazakhstan	4.9
Malaysia	1.0
Norway	1.5
Russia	1.4
South Korea	12.0
Ukraine	3.4
Vietnam	4.3
Other Assets and Liabilities, Net	6.0
TOTAL	100.0%

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(b)	Loaned security; a portion or all of the security was on loan at June 30, 2014. See Note 5 in Notes to Financial Statements.
(c)	Classified as Level 2. Valued using methods determined by the Board of Directors or using systematic fair valuation model provided by an independent pricing service. See Note 3 in Notes to Financial Statements.
(d)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of June 30, 2014.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 5 in Notes to Schedules of Investments. The rate listed is the 7-day yield as of June 30, 2014.
(f)	Affiliated company. See Note 11 in Notes to Financial Statements.
(g)	Less than 0.05% of total net assets.
(h)	Illiquid security, pursuant to guidelines established by the Board of Directors. See Note 2 in Notes to Financial Statements.
(i)	Traded in a foreign country.
(j)	All or a portion of the security is pledged as collateral on written options. The aggregate market value of the collateralized securities totals $12,547,500 as of June 30, 2014. See Note 4 in Notes to Financial Statements.
(k)	Includes $3,300,000 held as collateral for written options.
(l)	All or a portion of the security is pledged as collateral on futures. The aggregate market value of the collateralized securities totals $9,840,969 as of June 30, 2014. See Note 4 in Notes to Financial Statements.

Common Abbreviations:
ADR	American Depositary Receipt.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
ASA	Allmennaksjeselskap is the Norwegian term for a public limited company.
Bhd	Berhad is a Malaysian term for private company.
GDR	Global Depositary Receipt.
JSC	Joint Stock Company is a company which has the capital of its members pooled in a common fund.
Ltd.	Limited.
PJSC	Private Joint Stock Company.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
REIT	Real Estate Investment Trust.
SA	Sociedad Anonima is the Spanish equivalent of a publicly held corporation.

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	United Kingdom Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MYR	Malaysian Ringgit
NOK	Norway Krone

Percentages are stated as a percent of net assets.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Foreign country classifications for each security are generally determined by referencing country of domicile sourced from Factset Research Systems, Inc.

The accompanying Notes to Financial Statements are an integral part of these Statements.

16

INTERNATIONAL VALUE FUND – SCHEDULE OF OPEN FUTURES CONTRACTS

June 30, 2014 (Unaudited)

				underlying face amount	unrealized
description	position	contracts	expiration date	at value (Note 4)	Depreciation
Euro FX Currency Future	Short	(12)	12/16/14	$(2,055,450)	$(23,092)
Japanese Yen FX Currency Future	Short	(63)	9/16/14	(7,780,500)	(142,373)
				$(9,835,950)	$(165,465)

The accompanying Notes to Financial Statements are an integral part of these Statements.

17

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2014 (Unaudited)

	Select Value			International
	Fund	Value Plus Fund	Value Fund	Value Fund
ASSETS:
Investments in securities, at cost(a)	$581,381,161	$2,454,607,076	$1,017,372,896	$24,802,137
Investments in securities, at value	$692,442,610	$1,606,458,569	$1,107,297,285	$30,349,741
Investments in affiliates, at value (See Note 11)	—	1,506,108,720	206,595,507	—
Total Investments, at value(b)	692,442,610	3,112,567,289	1,313,892,792	30,349,741
Foreign currency, at value (cost $0, $0, $363,240 and $90,548, respectively)	—	—	363,634	90,656
Segregated Cash	—	—	3,300,000	—
Receivable for securities sold	16,858,399	2,659,091	2,928,761	560,109
Receivable due from advisor	—	—	—	17,794
Receivable due from broker for futures	—	—	—	362,452
Accrued dividends and interest	510,827	2,247,928	616,456	126,866
Accrued securities lending income	4,507	—	10,510	—
Receivable for capital shares issued	193,152	2,646,117	310,336	2,686
Prepaid expenses	54,457	195,492	81,013	12,560
Total Assets	710,063,952	3,120,315,917	1,321,503,502	31,522,864

LIABILITIES:
Written options, at value (proceeds $0, $0, $445,540 and $0, respectively)	—	—	212,000	—
Payable for securities purchased	11,661,110	3,965,314	2,711,794	—
Payable for capital shares redeemed	1,019,453	3,092,131	1,638,470	—
Payable for collateral upon return of securities loaned	12,413,800	—	22,144,340	—
Payable for variation margin	—	—	—	165,465
Accrued expenses
Fund accounting fees	11,644	49,604	22,890	4,808
Transfer agency fees	123,466	589,811	194,066	11,817
Custody fees	6,329	24,757	18,045	6,406
Audit fees	21,765	22,573	21,325	12,630
Legal fees	739	3,227	1,550	21
Printing fees	8,608	7,748	28,404	91
Other	4,779	28,760	10,867	800
Total Liabilities	25,271,693	7,783,925	27,003,751	202,038
TOTAL NET ASSETS	$684,792,259	$3,112,531,992	$1,294,499,751	$31,320,826

NET ASSETS CONSIST OF:
Paid-in capital	$483,387,701	$2,238,280,133	$843,324,596	$27,697,977
Accumulated undistributed net investment income (loss)	2,324,975	11,148,376	(13,370,192)	(1,057,068)
Accumulated undistributed gains (losses) on investments, futures, options and translation of assets and liabilities in foreign currency	88,018,134	205,143,270	167,791,331	(702,560)
Net unrealized appreciation on investments	111,061,449	657,960,213	296,754,016	5,382,477
TOTAL NET ASSETS	$684,792,259	$3,112,531,992	$1,294,499,751	$31,320,826

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:
INVESTOR CLASS:
Net assets	$472,267,232	$1,671,403,500	$1,211,637,518	$31,320,826
Shares outstanding	13,291,807	44,305,007	23,242,488	2,692,102
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$35.53	$37.72	$52.13	$11.63
INSTITUTIONAL CLASS:
Net assets	$212,525,027	$1,441,128,492	$82,862,233
Shares outstanding	5,982,069	38,222,989	1,566,757
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$35.53	$37.70	$52.89

(a)	Includes cost of investments in affiliates of $0 for the Select Value Fund, $1,253,062,644 for the Value Plus Fund, $246,884,550 for the Value Fund and $0 for the International Value Fund. See Note 11 in the Notes to Financial Statements.

(b)	At June 30, 2014, securities with a market value of $12,141,962 for the Select Value Fund, $0 for the Value Plus Fund, $20,826,476 for the Value Fund and $0 for the International Value Fund were on loan to broker. See Note 5 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

18

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2014 (Unaudited)

	Select Value			International
	Fund	Value Plus Fund	Value Fund	Value Fund
INVESTMENT INCOME:
Dividends(a)	$5,691,875	$26,267,238	$4,568,987	$557,810
Interest	1,671	1,231	15,809	283
Securities lending	36,131	—	361,934	—
Foreign taxes withheld	(37,352)	(14,000)	(89,434)	(41,841)
Total Investment Income	5,692,325	26,254,469	4,857,296	516,252

EXPENSES:
Management fees	2,536,132	10,504,299	4,657,773	129,944
Distribution fees - Investor Class	580,652	2,070,074	1,159,231	38,219
Transfer agency fees	376,235	1,714,321	545,444	34,559
Fund accounting fees	66,775	289,854	123,715	8,620
Custodian fees	20,973	83,214	49,097	13,842
Printing and communication fees	8,896	8,423	29,239	3,594
Postage fees	16,051	102,987	18,218	122
Legal fees	12,109	54,037	50,105	12,878
Registration fees	23,694	54,334	23,158	4,029
Directors’ fees	19,535	84,758	34,145	839
Audit and tax fees	19,104	19,553	19,321	25,001
Insurance fees	13,214	61,301	23,910	11
Other expenses	13,586	58,938	24,062	4,861
Total Expenses before waivers	3,706,956	15,106,093	6,757,418	276,519
Expenses waived by investment advisor (See Note 7)	—	—	—	48,567
Total Expenses after waivers	3,706,956	15,106,093	6,757,418	227,952
NET INVESTMENT INCOME (LOSS)	1,985,369	11,148,376	(1,900,122)	288,300

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments	82,645,965	89,604,798	129,572,475	1,137,273
Investments - Affiliated securities	—	105,582,024	10,995,290	—
Futures contracts	—	—	—	173,018
Written options	—	—	1,491,147	—
Foreign currency translation	—	—	19,957	(449,532)
Net change in unrealized appreciation (depreciation) on:
Investments	(50,507,506)	(48,667,174)	(40,426,927)	1,818,812
Futures contracts	—	—	—	(474,883)
Written options	—	—	215,543	—
Foreign currency translation	—	—	814,319	(609,887)
TOTAL REALIZED & UNREALIZED NET GAINS ON INVESTMENTS, OPTIONS AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	32,138,459	146,519,648	102,681,804	1,594,801
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,123,828	$157,668,024	$100,781,682	$1,883,101

(a)	Including $12,737,234 and $575,699 received from affiliated issuers on Value Plus Fund and Value Fund, respectively. See Note 11 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

19

STATEMENTS OF CHANGES IN NET ASSETS

	Select Value Fund		Value Plus Fund		Value Fund
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30, 2014	For the Year Ended	June 30, 2014	For the Year Ended	June 30, 2014	For the Year Ended
	(Unaudited)	December 31, 2013	(Unaudited)	December 31, 2013	(Unaudited)	December 31, 2013
FROM INVESTMENT OPERATIONS:
Net investment income (loss)	$1,985,369	$3,729,902	$11,148,376	$19,066,561	$(1,900,122)	$(5,724,582)
Net realized gains (losses) on:
Investments	82,645,965	113,790,791	195,186,822	364,620,221	140,567,765	142,068,236
Written options	—	—	—	—	1,491,147	2,960,962
Foreign currency translations	—	(563,682)	—	—	19,957	3,042,521
Net change in unrealized appreciation (depreciation) on:
Investments	(50,507,506)	88,821,763	(48,667,174)	505,805,727	(40,426,927)	201,290,108
Written options	—	172,090	—	—	215,543	(96,108)
Foreign currency translation	—	(33,254)	—	—	814,319	(10,369,766)
Net increase (decrease) in net assets resulting from operations	34,123,828	205,917,610	157,668,024	889,492,509	100,781,682	333,171,371

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	—	(1,559,414)	—	(7,451,131)	—	(9,563,229)
Institutional Class	—	(1,436,704)	—	(9,692,199)	—	(820,800)
Net realized gains on investments
Investor Class	—	(68,160,153)	—	(174,581,615)	—	(114,767,650)
Institutional Class	—	(31,020,143)	—	(132,801,449)	—	(8,361,364)
Total distributions to shareholders	—	(102,176,414)	—	(324,526,394)	—	(133,513,043)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	29,293,794	73,872,891	108,780,407	319,988,474	28,702,747	49,876,441
Dividends reinvested	—	68,860,080	—	180,346,229	—	120,552,497
Value of shares redeemed(a)	(69,033,823)	(185,476,409)	(304,312,579)	(657,325,865)	(91,957,125)	(227,182,190)
Total Investor Class	(39,740,029)	(42,743,438)	(195,532,172)	(156,991,162)	(63,254,378)	(56,753,252)
Institutional Class
Proceeds from shares issued	12,487,908	39,968,948	200,926,126	451,015,246	10,798,818	14,494,296
Dividends reinvested	—	31,840,261	—	138,509,659	—	9,090,164
Value of shares redeemed(a)	(32,500,608)	(53,932,369)	(184,097,693)	(534,157,227)	(22,105,424)	(42,036,428)
Total Institutional Class	(20,012,700)	17,876,840	16,828,433	55,367,678	(11,306,606)	(18,451,968)
Net increase (decrease) in net assets derived from capital transactions	(59,752,729)	(24,866,598)	(178,703,739)	(101,623,484)	(74,560,984)	(75,205,220)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,628,901)	78,874,598	(21,035,715)	463,342,631	26,220,698	124,453,108
NET ASSETS AT THE BEGINNING OF THE PERIOD	710,421,160	631,546,562	3,133,567,707	2,670,225,076	1,268,279,053	1,143,825,945
NET ASSETS AT THE END OF THE PERIOD	$684,792,259	$710,421,160	$3,112,531,992	$3,133,567,707	$1,294,499,751	$1,268,279,053
INCludes accumulated net investment income (loss) and distributions in excess of net investment income	$2,324,975	$339,606	$11,148,376	$—	$(13,370,192)	$(11,470,070)

Fund share transactions
Investor Class
Shares Issued	873,118	2,170,155	3,038,271	9,641,321	583,183	1,091,030
Reinvested Shares	—	2,050,628	—	5,029,175	—	2,509,942
Shares Redeemed	(2,044,252)	(5,408,787)	(8,546,102)	(19,172,596)	(1,867,978)	(4,951,348)
Net increase (decrease) resulting from share transactions	(1,171,134)	(1,188,004)	(5,507,831)	(4,502,100)	(1,284,795)	(1,350,376)
Institutional Class
Shares Issued	372,789	1,162,875	5,621,732	13,421,183	214,346	317,305
Reinvested Shares	—	949,889	—	3,870,066	—	186,733
Shares Redeemed	(970,360)	(1,544,536)	(5,141,961)	(15,228,630)	(451,578)	(929,899)
Net increase (decrease) resulting from share transactions	(597,571)	568,228	479,771	2,062,619	(237,232)	(425,861)

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 8 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

20

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	International Value Fund
	Six Months Ended	For the Period	For the Year
	June 30, 2014	June 1, 2013 to	Ended
	(Unaudited)	December 31, 2013(a)	May 31, 2013
FROM INVESTMENT OPERATIONS:
Net investment income (loss)	$288,300	$176,418	$185,715
Net realized gains (losses) on:
Investments	1,137,273	(695,453)	1,161,786
Futures contracts	173,018	278,797	447,299
Foreign currency translations	(449,532)	(63,115)	(20,647)
Net change in unrealized appreciation (depreciation) on:
Investments	1,818,812	2,220,502	5,070,103
Futures contracts	(474,883)	(106,922)	283,289
Foreign currency translation	(609,887)	5,987	(1,382,093)
Net increase (decrease) in net assets resulting from operations	1,883,101	1,816,214	5,745,452

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(1,324,811)	(387,588)
Total distributions to shareholders	—	(1,324,811)	(387,588)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	906,645	2,154,195	6,418,169
Dividends reinvested	—	1,296,955	375,585
Value of shares redeemed(b)	(2,855,523)	(556,572)	(1,583,093)
Net increase (decrease) in net assets derived from capital transactions	(1,948,878)	2,894,578	5,210,661

TOTAL INCREASE (DECREASE) IN NET ASSETS	(65,777)	3,385,981	10,568,525
NET ASSETS AT THE BEGINNING OF THE PERIOD	31,386,603	28,000,622	17,432,097
NET ASSETS AT THE END OF THE PERIOD	$31,320,826	$31,386,603	$28,000,622
INCludes accumulated Undistributed net investment income and distributions in excess of net investment income	$(1,057,068)	$(1,345,368)	$(173,976)

Fund Share Transactions
Investor Class
Shares Issued	82,349	201,498	623,969
Reinvested Shares	—	119,425	36,967
Shares Redeemed	(255,258)	(51,225)	(156,500)
Net increase (decrease) resulting from share transactions	(172,909)	269,698	504,436

(a)	Effective December 31, 2013, the International Value Fund changed its fiscal year end from May 31 to December 31.
(b)	Value of shares redeemed includes amounts for early redemption fees. See Note 8 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

21

FINANCIAL HIGHLIGHTS – SELECT VALUE FUND

	For the Six
	Months Ended		For the Year Ended December 31,
	June 30, 2014
Investor Class	(Unaudited)		2013	2012	2011	2010	2009

PER SHARE DATA
Net asset value, beginning of period	$33.78		$29.16	$26.81	$29.18	$24.91	$18.07
Income (loss) from investment operations:(a)
Net investment income	0.09	(b)	0.15 (b)	0.15	0.14	0.16	0.14
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	1.66	(b)	10.04 (b)	3.33	(2.09)	4.27	6.84
Total income (loss) from investment operations	1.75		10.19	3.48	(1.95)	4.43	6.98
Less distributions from:
Net investment income	—		(0.12)	(0.13)	(0.13)	(0.16)	(0.14)
Net realized gains on investments	—		(5.45)	(1.00)	(0.29)	—	—
Total distributions	—		(5.57)	(1.13)	(0.42)	(0.16)	(0.14)
Net asset value, end of period	$35.53		$33.78	$29.16	$26.81	$29.18	$24.91
TOTAL RETURN	5.18	%(c)	35.07%	13.03%	(6.68)%	17.77%	38.63%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$472,267		$488,526	$456,456	$565,978	$600,235	$390,476
Percentage of expenses to average net assets	1.20	%(d)	1.20%	1.21%	1.22%	1.23%	1.27%
Percentage of net investment income to average net assets	0.49	%(d)	0.44%	0.47%	0.52%	0.67%	0.62%
Portfolio turnover rate(e)	35	%(c)	57%	27%	47%	51%	53%

	For the Six
	Months Ended		For the Year Ended December 31,
	June 30, 2014
Institutional Class	(Unaudited)		2013	2012	2011	2010	2009

PER SHARE DATA
Net asset value, beginning of period	$33.72		$29.13	$26.79	$29.18	$24.89	$18.05
Income (loss) from investment operations:(a)
Net investment income	0.14	(b)	0.27 (b)	0.22	0.22	0.23	0.21
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	1.67	(b)	10.02 (b)	3.37	(2.09)	4.29	6.84
Total income (loss) from investment operations	1.81		10.29	3.59	(1.87)	4.52	7.05
Less distributions from:
Net investment income	—		(0.25)	(0.25)	(0.23)	(0.23)	(0.21)
Net realized gains on investments	—		(5.45)	(1.00)	(0.29)	—	—
Total distributions	—		(5.70)	(1.25)	(0.52)	(0.23)	(0.21)
Net asset value, end of period	$35.53		$33.72	$29.13	$26.79	$29.18	$24.89
TOTAL RETURN	5.37	%(c)	35.45%	13.43%	(6.42)%	18.15%	39.02%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$212,525		$221,896	$175,090	$163,492	$87,966	$46,820
Percentage of expenses to average net assets before waiver	0.87	%(d)	0.88%	0.89%	0.91%	0.96%	0.94%
Percentage of expenses to average net assets after waiver	0.87	%(d)	0.88%	0.89%	0.91%	0.96%	0.94%
Percentage of net investment income to average net assets before waiver	0.81	%(d)	0.78%	0.78%	0.84%	0.96%	0.93%
Percentage of net investment income to average net assets after waiver	0.81	%(d)	0.78%	0.78%	0.84%	0.96%	0.93%
Portfolio turnover rate(e)	35	%(c)	57%	27%	47%	51%	53%

(a)	Redemption fees represent less than $.01 on a per share basis.
(b)	Calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is calculated at the Fund level.

The accompanying Notes to Financial Statements are an integral part of these Statements.

22

FINANCIAL HIGHLIGHTS – VALUE PLUS FUND

	For the Six
	Months Ended		For the Year Ended December 31,
	June 30, 2014
INVESTOR CLASS	(Unaudited)		2013	2012	2011	2010	2009

PER SHARE DATA
Net asset value, beginning of period	$35.82		$29.69	$27.72	$29.82	$23.41	$18.70
Income (loss) from investment operations:(a)
Net investment income	0.11	(b)	0.17 (b)	0.42	0.19	0.12	0.15
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	1.79	(b)	9.97 (b)	2.73	(1.79)	6.55	4.75
Total income (loss) from investment operations	1.90		10.14	3.15	(1.60)	6.67	4.90
Less distributions from:
Net investment income	—		(0.16)	(0.36)	(0.18)	(0.10)	(0.19)
Net realized gains on investments	—		(3.85)	(0.82)	(0.32)	(0.16)	—
Total distributions	—		(4.01)	(1.18)	(0.50)	(0.26)	(0.19)
Net asset value, end of period	$37.72		$35.82	$29.69	$27.72	$29.82	$23.41
TOTAL RETURN	5.30	%(c)	34.15%	11.38%	(5.37)%	28.50%	26.37%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,671,404		$1,784,320	$1,612,756	$1,668,179	$1,425,625	$769,468
Percentage of expenses to average net assets	1.14	%(d)	1.14%	1.16%	1.16%	1.17%	1.21%
Percentage of net investment income to average net assets	0.61	%(d)	0.51%	1.43%	0.76%	0.61%	0.70%
Portfolio turnover rate(e)	11	%(c)	32%	27%	11%	31%	69%

	For the Six
	Months Ended		For the Year Ended December 31,
	June 30, 2014
INSTITUTIONAL CLASS	(Unaudited)		2013	2012	2011	2010	2009

PER SHARE DATA
Net asset value, beginning of period	$35.75		$29.64	$27.69	$29.80	$23.40	$18.72
Income (loss) from investment operations:(a)
Net investment income	0.16	(b)	0.27 (b)	0.44	0.28	0.21	0.15
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	1.79	(b)	9.97 (b)	2.78	(1.79)	6.53	4.79
Total income (loss) from investment operations	1.95		10.24	3.22	(1.51)	6.74	4.94
Less distributions from:
Net investment income	—		(0.28)	(0.45)	(0.28)	(0.18)	(0.26)
Net realized gains on investments	—		(3.85)	(0.82)	(0.32)	(0.16)	—
Total distributions	—		(4.13)	(1.27)	(0.60)	(0.34)	(0.26)
Net asset value, end of period	$37.70		$35.75	$29.64	$27.69	$29.80	$23.40
TOTAL RETURN	5.45	%(c)	34.53%	11.67%	(5.07)%	28.85%	26.70%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,441,128		$1,349,248	$1,057,469	$553,561	$164,264	$61,060
Percentage of expenses to average net assets before waiver	0.85	%(d)	0.84%	0.90%	0.87%	0.86%	1.03%
Percentage of expenses to average net assets after waiver	0.85	%(d)	0.84%	0.90%	0.87%	0.86%	0.99%
Percentage of net investment income to average net assets before waiver	0.91	%(d)	0.80%	1.70%	1.14%	0.98%	0.88%
Percentage of net investment income to average net assets after waiver	0.91	%(d)	0.80%	1.70%	1.14%	0.98%	0.92%
Portfolio turnover rate(e)	11	%(c)	32%	27%	11%	31%	69%

(a)	Redemption fees represent less than $.01 on a per share basis.
(b)	Calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is calculated at the Fund level.

The accompanying Notes to Financial Statements are an integral part of these Statements.

23

FINANCIAL HIGHLIGHTS – VALUE FUND

	For the Six
	Months Ended		For the Year Ended December 31,
	June 30, 2014
INVESTOR CLASS	(Unaudited)		2013		2012	2011	2010	2009

PER SHARE DATA
Net asset value, beginning of period	$48.12		$40.66		$38.31	$43.82	$36.18	$25.04
Income (loss) from investment operations:(a)
Net investment income (loss)	(0.08	)(b)	(0.23	)(b)	0.10	(0.05)	(0.03)	(0.06)
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	4.09	(b)	13.28	(b)	5.17	(2.99)	7.73	11.20
Total income (loss) from investment operations	4.01		13.05		5.27	(3.04)	7.70	11.14
Less distributions from:
Net investment income	—		(0.43)		—	—	—	—
Net realized gains on investments	—		(5.16)		(2.92)	(2.47)	(0.06)	—
Total distributions	—		(5.59)		(2.92)	(2.47)	(0.06)	—
Net asset value, end of period	$52.13		$48.12		$40.66	$38.31	$43.82	$36.18
TOTAL RETURN	8.33	%(c)	32.11%		13.83%	(6.92)%	21.28%	44.49%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,211,638		$1,180,293		$1,052,104	$1,068,687	$1,293,235	$1,167,784
Percentage of expenses to average net assets	1.10	%(d)	1.08%		1.09%	1.10%	1.14%	1.18%
Percentage of net investment income (loss) to average net assets	(0.32	)%(d)	(0.49)%		0.10%	(0.42)%	(0.43)%	(0.42)%
Portfolio turnover rate(e)	27	%(c)	32%		24%	25%	29%	37%

	For the Six
	Months Ended		For the Year Ended December 31,
	June 30, 2014
INSTITUTIONAL CLASS	(Unaudited)		2013		2012	2011	2010	2009

PER SHARE DATA
Net asset value, beginning of period	$48.77		$41.13		$38.67	$44.12	$36.36	$25.10
Income (loss) from investment operations:(a)
Net investment income (loss)	(0.03	)(b)	(0.16	)(b)	(0.42)	(1.45)	0.19	0.01
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	4.15	(b)	13.47	(b)	5.80	(1.53)	7.63	11.25
Total income (loss) from investment operations	4.12		13.31		5.38	(2.98)	7.82	11.26
Less distributions from:
Net investment income	—		(0.51)		—	—	—	—
Net realized gains on investments	—		(5.16)		(2.92)	(2.47)	(0.06)	—
Total distributions	—		(5.67)		(2.92)	(2.47)	(0.06)	—
Net asset value, end of period	$52.89		$48.77		$41.13	$38.67	$44.12	$36.36
TOTAL RETURN	8.45	%(c)	32.37%		13.98%	(6.73)%	21.50%	44.86%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$82,862		$87,986		$91,722	$67,520	$49,880	$57,522
Percentage of expenses to average net assets before waiver	0.90	%(d)	0.91%		0.93%	0.91%	0.95%	0.94%
Percentage of expenses to average net assets after waiver	0.90	%(d)	0.91%		0.93%	0.91%	0.95%	0.94%
Percentage of net investment income (loss) to average net assets before waiver	(0.12	)%(d)	(0.34)%		0.32%	(0.22)%	(0.26)%	(0.18)%
Percentage of net investment income (loss) to average net assets after waiver	(0.12	)%(d)	(0.34)%		0.32%	(0.22)%	(0.26)%	(0.18)%
Portfolio turnover rate(e)	27	%(c)	32%		24%	25%	29%	37%

(a)	Redemption fees represent less than $.01 on a per share basis.
(b)	Calculated using the average shares method.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is calculated at the Fund level.

The accompanying Notes to Financial Statements are an integral part of these Statements.

24

FINANCIAL HIGHLIGHTS – INTERNATIONAL VALUE FUND

	For the Six		For the Period
	Months Ended		June 1, 2013 to		For the Year Ended May 31		For the
	June 30, 2014		December 31,				Period Ended
INVESTOR CLASS	(Unaudited)		2013(a)		2013	2012	May 31, 2011(b)

PER SHARE DATA
Net asset value, beginning of period	$10.96		$10.79		$8.34	$10.93	$10.00
Income (loss) from investment operations:(c)(d)
Net investment income	0.10		0.07		0.08	0.03	0.13
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	0.57		0.59		2.55	(2.58)	0.80
Total income (loss) from investment operations	0.67		0.66		2.63	(2.55)	0.93
Less distributions from:
Net investment income	—		(0.49)		(0.18)	(0.04)	—
Total distributions	—		(0.49)		(0.18)	(0.04)	—
Net asset value, end of period	$11.63		$10.96		$10.79	$8.34	$10.93
TOTAL RETURN(e)	6.11	%(f)	6.13	%(f)	31.64%	(23.39)%	9.40	%(f)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$31,321		$31,387		$28,001	$17,432	$18,972
Percentage of expenses to average net assets before waiver	1.81	%(g)	2.00	%(g)	2.36%	2.69%	4.23	%(g)
Percentage of expenses to average net assets after waiver	1.49	%(g)	1.49	%(g)	1.72%	1.75%	1.75	%(g)
Percentage of net investment income (loss) to average net assets before waiver	1.57	%(g)	1.55	%(g)	0.19%	(0.64)%	(0.58	)%(g)
Percentage of net investment income to average net assets after waiver	1.89	%(g)	1.04	%(g)	0.83%	0.30%	1.90	%(g)
Portfolio turnover rate	14	%(f)	16	%(f)	51%	82%	22	%(f)

(a)	Effective December 31, 2013, the International Value Fund changed its fiscal year end from May 31 to December 31.
(b)	The Predecessor Fund commenced operations on October 1, 2010.
(c)	Redemption fees represent less than $.01 on a per share basis.
(d)	Calculated using the average shares method.
(e)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.
(f)	Not annualized.
(g)	Annualized.

The accompanying Notes to Financial Statements are an integral part of these Statements.

25

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

June 30, 2014

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The capital shares of the Select Value Fund, Value Plus Fund, Value Fund, and International Value Fund (each a “Fund” and collectively, the “Funds”; 100,000,000, 100,000,000, 150,000,000, and 100,000,000 shares authorized respectively), each of which is a diversified fund, are issued by the Corporation. The Select Value Fund, Value Plus Fund, and Value Fund offer Investor Class and Institutional Class shares. The Institutional Class commenced operations on May 1, 2008. The International Value Fund offers an Investor Class. The International Value Fund was a previously operational fund which was a series of Trust for Professional Managers (the “Predecessor Fund”), a Delaware statutory trust. On April 29, 2013, the Board of Directors of the Corporation (the “Board”) approved the reorganization into the International Value Fund, a newly formed series of the Corporation. The International Value Fund’s fiscal year end changed from May 31 to December 31. The inception date of the Predecessor Fund is October 1, 2010.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with its vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements. Each Fund is considered an investment company for financial reporting purposes under Generally Accepted Accounting Principles (GAAP).

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, sales price on the Composite Market. Lacking any sales, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Board. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges. These are generally categorized as Level 2 in the FASB ASC Topic 820 hierarchy. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortization or accretion. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Funds are declared and paid at least annually. Dividends from the Funds are recorded on ex-date and determined in accordance with tax regulations. Net realized gains on investments, if any, are distributed at least annually. During 2013, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. GAAP requires that permanent financial reporting and tax differences be reclassified to paid-in capital. Accordingly, at December 31, 2013, the following reclassifications were made to increase (decrease) such amounts.

	ACCUMULATED	ACCUMULATED UNDISTRIBUTED
	UNDISTRIBUTED NET INVESTMENT	NET REALIZED GAINS (LOSSES) ON	PAID IN
FUND	INCOME (LOSS)	INVESTMENTS	CAPITAL
Select Value Fund	$(394,178)	$(16,919,928)	$17,314,106
Value Plus Fund	(1,923,231)	(59,388,699)	61,311,930
Value Fund	4,673,531	(17,605,029)	12,931,498
International Value Fund	(22,999)	23,002	(3)

Total net assets are not affected by these reclassifications.

(d)	For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments in the Statements of Operations. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(e)	Investment income and realized and unrealized gains or losses on investments, futures, options and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds, or some combination thereof, as applicable.

(f)	At June 30, 2014, the Value Fund had 4.59% of net assets that were illiquid as defined pursuant to guidelines established by the Board.

(g)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid. As of June 30, 2014, the Funds did not hold any restricted securities.

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(h)	The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the respective Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse political, social, regulatory, and economic developments. Foreign security prices can be affected by exchange rate and foreign currency fluctuations, less publicly available information, and different accounting, auditing, legal, and financial standards. Foreign investments may also be less liquid than investments in U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign securities usually are denominated and traded in foreign currencies, while the Funds value assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the values of the Funds’ non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

(i)	The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(3)	FAIR VALUE MEASUREMENTS

The Funds follow the Fair Value Statement, under which various inputs are used in determining the value of the Funds’ investments.

The basis of the hierarchy is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date.

•	Level 2 - Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets, or input other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes short term investments in time deposits, international securities that use a systematic fair valuation model, and portfolio securities and other financial instruments lacking any sales referenced in Note 2.

•	Level 3 - Significant unobservable prices or inputs (includes the Board’s and Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2014:

SELECT VALUE FUND

Investments in Securities	Level 1 – Quoted	Level 2 – Other Significant	Level 3 – Significant
at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$675,475,424	$—	$—	$675,475,424
Short-Term Investments	—	4,553,386	—	4,553,386
Investments Purchased with Cash Collateral
from Securities Loaned	12,413,800	—	—	12,413,800
Total	$687,889,224	$4,553,386	$—	$692,442,610

VALUE PLUS FUND

Investments in Securities	Level 1 – Quoted	Level 2 – Other Significant	Level 3 – Significant
at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$3,100,383,194	$—	$—	$3,100,383,194
Short-Term Investments	—	12,184,095	—	12,184,095
Total	$3,100,383,194	$12,184,095	$—	$3,112,567,289

VALUE FUND

Investments in Securities	Level 1 – Quoted	Level 2 – Other Significant	Level 3 – Significant
at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$1,179,052,342	$45,168,138	$—	$1,224,220,480
Short-Term Investments	—	70,827,972	—	70,827,972
Investments Purchased with Cash Collateral from Securities Loaned	22,144,340	—	—	22,144,340
Total	$1,201,196,682	$115,996,110	$—	$1,317,192,792

Other Financial Instruments(4)
Written Options	$(42,000)	$(170,000)	$—	$(212,000)
Total	$(42,000)	$(170,000)	$—	$(212,000)

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INTERNATIONAL VALUE FUND

Investments in Securities	Level 1 – Quoted	Level 2 – Other Significant	Level 3 – Significant
at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks
Brazil	$519,665	$—	$—	$519,665
Canada	4,589,335	—	—	4,589,335
China	—	1,501,674	—	1,501,674
Germany	580,857	1,243,651	—	1,824,508
Great Britain	823,607	—	—	823,607
Hong Kong	2,023,250	—	—	2,023,250
Ireland	575,750	—	—	575,750
Japan	—	8,305,585	—	8,305,585
Kazakhstan	1,528,213	—	—	1,528,213
Malaysia	—	299,184	—	299,184
Norway	—	478,922	—	478,922
Russia	—	434,624	—	434,624
South Korea	805,495	2,942,394	—	3,747,889
Ukraine	1,061,194		—	1,061,194
Preferred Stock	1,730,677	—	—	1,730,677
Short-Term Investments	—	905,664	—	905,664
Total	$14,238,043	$16,111,698	$—	$30,349,741

Other Financial Instruments(4)
Futures	$(165,465)	$—	$—	$(165,465)
Total	$(165,465)	$—	$—	$(165,465)

(1)	The Funds measure transfers between levels as of the beginning and end of the financial reporting period. Transfers between Level 1 and Level 2 as of June 30, 2014 resulted from securities priced using a systematic fair valuation model or quoted prices which were not active at either the beginning or end of the period.

Security amounts in the International Value Fund that were transferred into and out of Levels 1 and 2 at June 30, 2014 were as follows:

INTERNATIONAL VALUE FUND	LEVEL 1 –Quoted Prices		LEVEL 2 –Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$2,403,871	$—	$—	$2,403,871
Short-Term Investments	—	—	—	—
Total	$2,403,871	$—	$—	$2,403,871

(2)	For detailed industry descriptions and common stocks identified as Level 2 within the hierarchy, see the accompanying Schedules of Investments.

(3)	The Funds measure Level 3 activity as of the beginning and end of the financial period. For the six months ended June 30, 2014, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(4)	Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as covered calls, covered puts, and futures, which are valued at net unrealized appreciation (depreciation).

(4)	DERIVATIVE INSTRUMENTS

The Derivatives Statement requires enhanced disclosure about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance, and cash flows. The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, futures, options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return, or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates, and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. Each Fund could experience losses if the prices of its options or futures positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

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The Funds’ use of options and futures and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

WARRANTS

Each Fund may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. As of June 30, 2014, the Funds did not hold any warrants.

FUTURES CONTRACTS

Each Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The average notional amount of long and short futures contracts held by the International Value Fund during the period was $0 and $9,850,374, respectively. As of June 30, 2014, the Select Value, Value Plus, and Value Funds had no open futures positions.

A Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The fair value of derivative instruments held by the International Value Fund as reported in the Schedule of Open Futures Contracts as of June 30, 2014 was as follows:

		Asset Derivatives	Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Unrealized Appreciation*	Unrealized Depreciation*
Foreign Exchange Currency Contracts — Futures	Net assets — unrealized appreciation on investments	$—	$(165,465)
Total		$—	$(165,465)

*	Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts.

The effect of derivative instruments held by the International Value Fund on the Statements of Operations for the period ended June 30, 2014 was as follows:

Risk Exposure	Statement of Operations Location	Unrealized Appreciation*
Foreign Exchange Currency Contracts — Futures	Net realized gains (losses) on futures contracts	$173,018
Foreign Exchange Currency Contracts — Futures	Net change in unrealized appreciation (depreciation) on futures contracts	(474,883)
Total		$(301,865)

OPTIONS CONTRACTS

The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Value Fund had the following transactions in written covered call/put options during the six months ended June 30, 2014:

	VALUE FUND
	Number of Contracts	Premiums
Balance at December 31, 2013	2,000	$157,997
Options Written	51,856	2,636,106
Options Expired	(25,106)	(1,491,147)
Options Closed	(19,500)	(857,416)
Balance at June 30, 2014	9,250	$445,540

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FUND NAME	NUMBER OF CONTRACTS	WRITTEN OPTIONS AT VALUE*
Value Fund
Cambrex Corp., $22.50, 07/19/14 (Covered Call)	(5,000)	(100,000)
Cambrex Corp., $25.00, 07/19/14 (Covered Call)	(250)	(2,500)
STAAR Surgical Co., $17.50, 07/19/14 (Covered Call)	(1,000)	(42,000)
	(6,250)	(144,500)
Momenta Pharmaceuticals, Inc., $11.00, 07/19/14 (Covered Put)	(3,000)	(67,500)
	(3,000)	(67,500)
Total Written Options	(9,250)	(212,000)

*	Amounts reflect a liability of the Fund which is included on the Statements of Assets and Liabilities.

Statements of Assets and Liabilities — Fair Value of Derivative Instruments as of June 30, 2014:

	Statements of Assets and Liabilities Location	Value Fund Fair Value
Liability Derivatives
Equity Contracts (Written Options)	Written options, at value	$(212,000)
		$(212,000)

The effect of derivatives instruments on the Statements of Operations for the six months ended June 30, 2014:

		Realized Gain	Change in Unrealized
	Location of Gain (Losses) on	on Derivatives	Gain (Losses) on Derivatives
VALUE FUND	Derivatives Recognized in Income	Recognized in Income	Recognized in Income
Equity Contracts (Written Options)	Net realized gains (losses) on written options/Net change in unrealized appreciation (depreciation) on written options	$1,491,147	$215,543
		$1,491,147	$215,543

OFFSETTING ARRANGEMENTS

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets and liabilities, only following a specified event of default or early termination. The following table presents derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of June 30, 2014.

				GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
			NET AMOUNTS
	GROSS AMOUNTS OF	GROSS AMOUNTS OFFSET	PRESENTED IN THE
	RECOGNIZED	IN THE STATEMENTS OF	STATEMENTS OF ASSETS	FINANCIAL	CASH COLLATERAL
DESCRIPTION	LIABILITIES	ASSETS AND LIABILITIES	AND LIABILITIES	INSTRUMENTS(1)	PLEDGED(1)	NET AMOUNT
Value Fund
Written Options	$212,000	$—	$212,000	$—	$(212,000)	$—
Total	$212,000	$—	$212,000	$—	$(212,000)	$—
International Value Fund
Futures	$165,465	$—	$165,465	$(165,465)	$—	$—
Total	$165,465	$—	$165,465	$(165,465)	$—	$—

(1)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

(5)	SECURITIES LENDING

The Funds have entered into an agreement with Brown Brothers Harriman & Co. (the “Lending Agent”), dated November 30, 2011 (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash collateral in an amount equal to not less than 102% of the market value of loaned securities. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them.

Income generated from securities lending is presented in the Statements of Operations. As of June 30, 2014, the Select Value Fund and Value Fund had securities on loan valued at $12,141,962 and $20,826,476, respectively and received cash collateral with a value of $12,413,800 and $22,144,340, respectively. Securities on loan are footnoted in the Schedules of Investments. The Value Plus and International Value Funds did not engage in securities lending during the reporting period.

(6)	CREDIT FACILITY

Brown Brothers Harriman & Co. has made available through December 2, 2014 to the Funds, a $25 million one year revolving credit facility pursuant to a Credit Agreement (“Agreement”). The primary purpose of the Agreement is to allow the Funds to avoid liquidating securities under circumstances that Heartland Advisors, Inc. (the “Advisor”) believes are unfavorable to shareholders. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the Federal Funds rate plus 2.00%. Commitment fees are computed at a rate per annum equal to 0.13% of the Funds’ unutilized credit payable quarterly in arrears. The Funds did not utilize this credit facility during the six months ended June 30, 2014.

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(7)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with the Advisor to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Select Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion and at an annual rate of 0.70% of the average daily net assets in excess of $1 billion. The Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets, the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets, and the International Value Fund pays the Advisor a monthly management fee at the annual rate of 0.85% of the average daily net assets of the Fund.

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses of the International Value Fund to ensure that its total annual fund operating expenses do not exceed 1.49% of the International Value Fund’s average daily net assets, through at least May 1, 2016, and subject thereafter to annual reapproval of the agreement by the Board. Prior to May 1, 2013, the expense limitation cap was 1.75%. For the six months ended June 30, 2014, expenses of $48,567 were waived by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the International Value Fund’s expense limitation cap, provided however, that the Advisor shall only be entitled to recoup such amounts over the following three fiscal years. Also, any such reimbursement will be reviewed and approved by the Board. The operating expense limitation agreement can be terminated only by, or with consent of, the Board. The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

May 31, 2015	$164,889
May 31, 2016	143,894
December 31, 2016	88,037
December 31, 2017	48,567

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Pursuant to the Plan, the Investor Class pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of the Investor class shares of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Institutional shares are not subject to 12b-1 fees. During the six months ended June 30, 2014, $296,141 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Advisor and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fee for providing distribution services based on an annual rate of $275,000 for all Funds, plus 1/10 basis point for each Fund’s annual net assets.

Transfer agent and fund accounting services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Funds’ Distributor, ALPS Distributors, Inc. For providing transfer agent services, ALPS receives a fee that is a base amount plus an annual fee based on the number of shareholders. For providing fund accounting services, ALPS receives fees, subject to a $550,000 annual minimum, at 0.04% of the average daily net assets up to $500 million, 0.03% of average daily net assets between $500 million and $1 billion, and 0.015% of the average daily net assets in excess of $1 billion. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors, and other financial intermediaries’ fees for providing recordkeeping, sub-accounting, marketing, and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative, or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries. Effective October 1, 2013, ALPS replaced U.S. Bancorp Fund Services, LLC as the International Value Fund’s transfer agent, fund accountant, and fund administrator.

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Select Value Fund, Value Plus Fund, and Value Fund, to the extent necessary to maintain the Institutional Class Shares’ Total Annual Fund Operating Expenses at a ratio of 0.99% of average daily net assets. During the six months ended June 30, 2014, there were no Institutional Class expenses waived. This voluntary waiver/reimbursement may be discontinued at any time.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds. Prior to the International Value Fund’s reorganization, the Fund’s chief compliance officer was an employee of U.S. Bancorp Fund Services, LLC.

(8)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Select Value Fund, Value Plus Fund, and Value Fund that are redeemed or exchanged within 10 days (90 days for the International Value Fund) are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid-in capital”. The Funds retained redemption fees during the six months ended June 30, 2014 as follows:

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND	INTERNATIONAL VALUE FUND
Investor Class	$40	$1,109	$922	$548
Institutional Class	—	191	—	—
Total	$40	$1,300	$922	$548

(9)	INVESTMENT TRANSACTIONS

During the six months ended June 30, 2014, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), are noted below. During the same period, there were no purchases or sales of long-term U.S. Government obligations.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
Select Value Fund	$233,737,744	$294,503,098
Value Plus Fund	344,107,756	535,047,424
Value Fund	310,481,428	338,836,349
International Value Fund	3,992,344	5,551,155

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(10)	FEDERAL INCOME TAX INFORMATION

The Funds have qualified and intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Fund’s distributions.

As of and during the six months ended June 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at June 30, 2014, are displayed in the table below.

				NET APPRECIATION
				(DEPRECIATION) OF	NET TAX UNREALIZED
	TAX COST	GROSS UNREALIZED	GROSS UNREALIZED	FOREIGN CURRENCY	APPRECIATION
FUND	OF INVESTMENTS	APPRECIATION	DEPRECIATION	AND DERIVATIVES	ON INVESTMENTS
Select Value Fund	$581,401,715	$122,913,968	$(11,873,073)	$—	$111,040,895
Value Plus Fund	2,460,369,428	745,452,551	(93,254,690)	—	652,197,861
Value Fund	1,029,573,630	370,397,405	(86,078,243)	234,120	284,553,282
International Value Fund	24,858,504	6,392,428	(901,191)	(165,127)	5,326,110

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales and the mark-to-market of passive foreign investment companies.

(11)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the Investment Company Act of 1940) with the Value Plus and Value Funds; that is, the respective Fund held 5% or more of their outstanding voting securities during the six months ended June 30, 2014. The Select Value and International Value Funds had no transactions with affiliates during the same period.

VALUE PLUS FUND
	Share Balance at			Share Balance at		Realized Gains
Security Name	January 1, 2014	Purchases	Sales	June 30, 2014	Dividends	(Losses)
Black Box Corp.	1,172,500	—	25,000	1,147,500	$220,275	$(328,701)
Briggs & Stratton Corp.	2,600,000	175,000	50,000	2,725,000	657,000	14,063
CDI Corp.	1,800,000	—	—	1,800,000	468,000	—
Centerstate Banks, Inc.	1,575,000	—	—	1,575,000	31,500	—
Comstock Resources, Inc.	1,850,000	875,000	75,000	2,650,000	637,500	490,231
CONMED Corp.	1,400,000	—	1,400,000	—	77,013	35,347,048
CTS Corp.	2,579,843	—	429,843	2,150,000	175,882	3,453,477
Dynamic Materials Corp.	75,267	999,733	—	1,075,000	79,000	—
Encore Wire Corp.	1,400,000	—	100,400	1,299,600	25,630	2,866,248
ESCO Technologies, Inc.	1,525,000	50,000	—	1,575,000	126,000	—
Federal Signal Corp.	5,834,200	—	27,590	5,806,610	174,198	(18,749)
Fred’s, Inc. (Class A)	3,100,000	—	200,000	2,900,000	352,266	871,005
FreightCar America, Inc.	975,000	175,000	—	1,150,000	132,623	—
Granite Construction, Inc.	2,650,000	—	100,000	2,550,000	668,850	478,250
Gulf Island Fabrication, Inc.	1,400,000	—	—	1,400,000	280,000	—
Harte-Hanks, Inc.	4,250,000	—	—	4,250,000	722,500	—
Heidrick & Struggles International, Inc.	1,775,000	—	—	1,775,000	461,500	—
Intrepid Potash, Inc.	5,500,000	100,000	—	5,600,000	—	—
Invacare Corp.	2,955,000	—	—	2,955,000	36,938	—
Mantech International Corp. (Class A)	1,375,000	125,000	—	1,500,000	609,000	—
Materion Corp.	1,950,000	—	—	1,950,000	321,750	—
Micrel, Inc.	3,850,000	—	—	3,850,000	385,000	—
Navigant Consulting, Inc.	2,850,000	—	100,000	2,750,000	—	69,596
Park Electrochemical Corp.	1,675,000	175,000	—	1,850,000	4,552,500	—
PharMerica Corp.	2,288,091	50,000	2,338,091	—	—	34,923,576
Quanex Building Products Corp.	3,100,000	100,000	—	3,200,000	256,000	—
Regis Corp.	4,250,000	500,000	250,000	4,500,000	—	(1,126,709)
Renasant Corp.	1,674,322	—	574,322	1,100,000	404,409	7,301,297
Resources Connection, Inc.	3,200,000	—	100,000	3,100,000	434,000	165,581
Stone Energy Corp.	2,950,000	—	1,150,000	1,800,000	—	20,653,258
Universal Forest Products, Inc.	1,125,000	50,000	25,000	1,150,000	241,500	422,553
Zep, Inc.	2,053,000	22,000	—	2,075,000	206,400	—
					$12,737,234	$105,582,024

32

VALUE FUND
	Share Balance at			Share Balance at		Realized Gains
Security Name	January 1, 2014	Purchases	Sales	June 30, 2014	Dividends	(Losses)
AgJunction, Inc.	6,296,000	—	—	6,296,000	$—	$—
ALCO Stores, Inc.	380,400	—	—	380,400	—	—
CyberOptics Corp.	404,963	195,037	—	600,000	—	—
Digirad Corp.	1,800,000	—	—	1,800,000	180,000	—
Dynamics Research Corp.	818,400	—	818,400	—	—	831,914
Golden Star Resources, Ltd.	20,000,000	—	—	20,000,000	—	—
Hooper Holmes, Inc.	6,615,000	—	—	6,615,000	—	—
Hudson Global, Inc.	3,000,000	—	—	3,000,000	—	—
Hudson Technologies	—	2,460,100	—	2,460,100	—	—
Lincoln Educational Services Corp.	2,300,469	85,000	—	2,385,469	328,251	—
Magnetek, Inc.	299,999	—	—	299,999	—	—
North Valley Bancorp	400,000	—	—	400,000	—	—
PDI, Inc.	1,490,000	—	—	1,490,000	—	—
Perma-Fix Environmental Services, Inc.	800,000	—	—	800,000	—	—
Pioneer Power Solutions, Inc.	416,538	83,462	—	500,000	—	—
RCM Technologies, Inc.	1,100,000	—	—	1,100,000	—	—
Stanley Furniture Co., Inc.	750,000	—	750,000	—	—	(1,432,552)
StarTek, Inc.	1,400,000	—	—	1,400,000	—	—
Sterling Construction Co., Inc.	750,000	250,000	—	1,000,000	—	—
Supreme Industries, Inc. (Class A)	1,338,750	33,988	—	1,372,738	—	—
Swift Energy Co.	1,500,000	1,900,000	—	3,400,000	—	—
Transcat, Inc.	—	502,368	—	502,368	—	—
TRC Cos., Inc.	1,750,000	415,779	—	2,165,779	—	—
United Insurance Holdings Corp.	1,076,459	—	926,459	150,000	67,448	9,521,750
Westell Technologies, Inc. (Class A)	3,577,762	1,000,000	577,762	4,000,000	—	2,074,178
					$575,699	$10,995,290

(12)	SUBSEQUENT EVENTS

Effective August 14, 2014, the Board approved an amendment to the investment advisory agreement for a new series to be issued by the Corporation (the “Mid Cap Value Fund”). The Articles of Supplementary were subsequently filed to give the Corporation authority to issue 1,000,000,000 shares. The authorized capital shares designated to the Select Value Fund – Investor Class, Select Value Fund – Institutional Class, Value Plus Fund – Investor Class, Value Plus Fund – Institutional Class, Value Fund – Investor Class, Value Fund – Institutional Class, the International Value Fund – Investor Class, the Mid Cap Value Fund – Investor Class and Mid Cap Value Fund – Institutional Class are 75,000,000, 75,000,000, 75,000,000, 75,000,000, 75,000,000, 75,000,000, 150,000,000, 75,000,000 and 75,000,000, respectively.

33

ADDITIONAL INFORMATION

(UNAUDITED)

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
FUND	1/1/14	6/30/14	1/1/14 - 6/30/14	1/1/14 - 6/30/14
Heartland Select Value Fund - Investor	$1,000.00	$1,051.80	$6.10	1.20%
Heartland Select Value Fund - Institutional	1,000.00	1,053.70	4.43	0.87
Heartland Value Plus Fund - Investor	1,000.00	1,053.00	5.80	1.14
Heartland Value Plus Fund - Institutional	1,000.00	1,054.50	4.33	0.85
Heartland Value Fund - Investor	1,000.00	1,083.30	5.68	1.10
Heartland Value Fund - Institutional	1,000.00	1,084.50	4.65	0.90
Heartland International Value Fund - Investor	1,000.00	1,061.10	7.61	1.49

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181) divided by the number of days in the fiscal year (365).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
FUND	1/1/14	6/30/14	1/1/14 - 6/30/14	1/1/14 - 6/30/14
Heartland Select Value Fund - Investor	$1,000.00	$1,018.84	$6.01	1.20%
Heartland Select Value Fund - Institutional	1,000.00	1,020.48	4.36	0.87
Heartland Value Plus Fund - Investor	1,000.00	1,019.14	5.71	1.14
Heartland Value Plus Fund - Institutional	1,000.00	1,020.58	4.26	0.85
Heartland Value Fund - Investor	1,000.00	1,019.34	5.51	1.10
Heartland Value Fund - Institutional	1,000.00	1,020.33	4.51	0.90
Heartland International Value Fund - Investor	1,000.00	1,017.41	7.45	1.49

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181) divided by the number of days in the fiscal year (365).

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available without charge at www.heartlandfunds.com, or upon request, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. The Funds’ N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Schedules of portfolio holdings are also available at www.heartlandfunds.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202.

34

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENTS

(UNAUDITED)

The Investment Company Act of 1940, as amended, requires that an Investment Advisory Agreement be approved by the vote of a majority of the Board of Directors who are not parties to the Investment Advisory Agreement or “interested persons” of the Funds (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. At its meeting held on May 15, 2014, the Board of Directors, including all of the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreements for the Funds.

The Directors’ approval was based on their consideration and evaluation of a variety of factors, which included, among other things: (1) the nature, extent, and quality of the services provided by the Advisor, including the investment process used by the Advisor; (2) the performance of the Funds in comparison to their benchmark indices and a peer group of mutual funds; (3) the management fees and total operating expenses of the Funds, including comparative information with respect to a peer group of mutual funds; (4) the profitability of the Advisor with respect to the Funds; and (5) the extent to which economies of scale may be realized as the Funds grow. As part of this process, the Board of Directors reviewed and considered various materials, including, but not limited to the following:

MATERIALS RELATING TO THE NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE ADVISOR:

•	A summary of the Funds’ primary service providers;

•	A summary of the Advisor’s investment process for the Funds;

•	Biographical information regarding the portfolio management team for the Funds;

•	The Advisor’s Form ADV Part 2 (brochure, including supplements); and

•	Information regarding soft-dollar practices and usage, trading costs, and best execution.

INFORMATION WITH RESPECT TO FUND PERFORMANCE AND EXPENSES:

•	A Section 15(c) Report and related materials prepared by Lipper, Inc. comparing advisory fees, other expenses and the performance of each Fund against: (1) a peer group of funds consisting of such Fund and certain other no-load funds classified by Lipper as having the same investment style and a similar asset size as such Fund (“Expense Group”); and (2) a peer group of funds consisting of such Fund and all other funds having the same investment style regardless of asset size or the primary channel of distribution (“Performance Universe”);

•	Other comparative information of expenses and performance among each Fund and its corresponding Expense Group, and among the Select Value and Value Plus Funds and a customized Lipper Expense Group which was expanded to include the particular Fund’s peer funds which were in its Lipper Expense Group in either or both of the prior two years, are still in existence, and have the same investment style but were not a part of the Fund’s Lipper Expense Group for the current year; and

•	A memorandum from management summarizing the Lipper reports and setting forth management’s observations and conclusions based on that information.

MATERIALS RELATING TO PROFITABILITY OF THE ADVISOR:

•	A profitability analysis prepared by management;

•	An independent study prepared by Lipper, Inc. of the profitability of a group of publicly traded advisors;

•	A summary of revenue-sharing arrangements that the Advisor has with various distribution intermediaries; and

•	A memorandum prepared by management discussing economies of scale and providing additional information regarding advisory fees paid by the Advisor’s other clients with investment strategies similar to the Funds and the level of services provided to such other clients.

INFORMATION RELATING TO THE ADVISOR’S FINANCIAL STRENGTH:

•	The Advisor’s financial statements and independent auditor’s report for the year ended December 31, 2013;

•	Consolidated financial statements of Heartland Holdings, Inc. (the Advisor’s parent company) and its subsidiaries and independent auditor’s report for the year ended December 31, 2013, and for the first quarter ended March 31, 2014 (unaudited);

•	The Advisor’s historical assets under management chart for the past ten years;

•	The Advisor’s financial projections and distribution guidelines;

•	Changes in ownership (securities transactions) in Heartland Holdings’ stock during the first quarter of 2014; and

•	The Advisor’s management succession and personnel contingency plan.

In addition to the foregoing documents and information, the Independent Directors were assisted by their independent legal counsel, who was present at all times at the May 15, 2014, meeting and who provided a memorandum that outlined the duties and responsibilities of the Board of Directors in connection with approval of Investment Advisory Agreements.

After reviewing and discussing this information, and taking into account other information routinely provided at its quarterly meetings throughout the year regarding the quality of the services provided by the Advisor, the performance of the Funds, expenses, regulatory compliance issues and related matters, the Board of Directors, including all of the Independent Directors, reached the following conclusions:

•	The nature and extent of the services provided by the Advisor are appropriate for the investment objectives and programs of the Select Value Fund, Value Plus Fund, Value Fund and International Value Fund and are appropriate to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations;

•	The quality of the services provided by the Advisor is strong based upon: (a) the high quality and effectiveness of the compliance program, disaster recovery and business continuity plan, management succession plan and trading programs implemented by the Advisor on behalf of the Funds; and (b) the acceptable investment performance of each Fund on a long-term basis, compared with its Lipper performance universe and benchmark indices, particularly on a risk-adjusted basis and after taking into account both the additional internal risk controls implemented by the Advisor and the procedures implemented by the Advisor to improve or maintain the performance of the Funds;

•	The operating expenses of the Funds are fair and reasonable based on the nature, scope and quality of the services provided to the Funds, especially taking into consideration the fact that the Advisor provides certain administrative services to the Funds which it is not contractually obligated to provide and which the Funds otherwise would need to obtain from the Advisor or a third party at additional expense, and those fees are competitive, taking into account all relevant circumstances, with fees paid by peer groups and fees charged by the Advisor to other accounts it manages under similar investment strategies and programs;

•	The level of profitability realized by the Advisor from its provision of services to the Funds is reasonable; and

•	The Advisor has sufficient financial resources and revenues to enable it to finance the provision and delivery of the services it is obligated to provide under the Investment Advisory Agreements.

With regard to economies of scale, the Independent Directors noted that certain fixed costs are spread over a broader base of assets as the Funds’ total assets increase. On the other hand, certain expenses incurred to manage the Funds are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Funds increase.

35

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENTS (CONTINUED)

(UNAUDITED)

They also noted that economies of scale that can be achieved by funds with small-cap management strategies, such as the Value Fund, Value Plus Fund and International Value Fund, frequently are not as pronounced as for funds with larger-cap strategies. This is due to the fact that, as smaller-cap funds increase in asset size, their managers frequently must add new companies to the fund portfolios to avoid the size of their investments in individual companies exceeding prudent levels. Expansion of the number of companies in the portfolios requires increased research, analysis, and administration, which typically offsets a portion of the financial benefits of the economies of scale achieved as assets grow. Larger-cap funds, on the other hand, frequently can increase the size of their investments in companies already in their portfolios to manage investment inflows, which maximizes the financial benefits available to them from the economies of scale realized.

Applying these concepts to the Value Fund, the Independent Directors concluded that the fee structure of that Fund reflects an appropriate sharing of economies of scale between the Fund and the Advisor. With respect to the Value Plus Fund, at this time, the Independent Directors concluded that the current fee structure of the Fund reflects an appropriate sharing of economies of scale between the Fund and the Advisor, and will continue to monitor the need for breakpoints as the Fund grows. With respect to the Select Value Fund, the Independent Directors noted that the investment program of the Fund gives rise to economies of scale at greater asset levels, and concluded that the five basis point fee reduction on net assets in excess of $1.0 billion represents an appropriate sharing of economies of scale between the Advisor and the Funds at foreseeable asset levels. With respect to the International Value Fund, the Independent Directors concluded that the fee structure of the Fund reflects an appropriate sharing of economies of scale between the Fund and the Advisor, but that given the current small size of the Fund any such economies were not likely to be achieved in the foreseeable future.

The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee). The Board noted that the Advisor derives ancillary benefits from its association with the Funds in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Funds. The Board determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process. The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were reasonable.

The Independent Directors reached these conclusions after carefully considering all of the information provided by management and after taking into account recent developments and circumstances affecting the Funds. All of the factors above were considered separately by the Board of Directors, including the Independent Directors meeting in an executive session. The factors were viewed in their totality by the Board of Directors, with no single factor being the principal or determinative factor in the Board’s determination to approve the continuation of the Investment Advisory Agreements.

36

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS

(UNAUDITED)

INFORMATION REGARDING EXECUTIVE OFFICERS & DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Board elects the Officers of the Corporation and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board meets regularly to review, among other items, the Funds’ investments, performance and expenses. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and each Fund’s distribution plan and related distribution agreements, and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that the Chairman and 75% of the members of the Board must be “independent” of the Advisor, Distributor and the Funds’ transfer agent. The following table presents information about each Director and Officer of the Corporation. The mailing address of the Directors and Officers is 789 North Water Street, Suite 500, Milwaukee, WI 53202.

				Number of
	Position(s)	Term of office	Principal	Heartland Funds	Other
	held with the	and length	occupations during	overseen by	Directorships
INDEPENDENT DIRECTORS:	Corporation	of time served(1)	past five years:	Director	held by Director(2)
Robert A. Rudell Date of Birth: 9/48	Chairman of the Board and Director	Director since 2/05; Chairman of the Board since 1/06	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	4	Director, Optimum Funds, May 2003 to present (6 mutual funds); Director, Medtox Scientific, Inc., April 2002 to July 2012; Director, Vantagepoint Funds, March 2007 to 2011 (31 mutual funds).

Dale J. Kent Date of Birth: 11/52	Director	Since 8/03	Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	4	None

Michael D. Dunham Date of Birth: 7/45	Director	Since 1/04	President, DGA Real Estate, LLC, since January 2006; President and Owner, Dunham Global Associates, LTD., since 2001; Chairman/Owner, Work Wise, LLC, since 2001; Senior Vice President, IFS AB, January 2000 to May 2006; Co-Founder and CEO of Effective Management Systems, Inc., 1978 to 1999.	4	Director, BioForce Nanosciences Holdings, Inc., September 2007 to December 2009.

Ward D. Armstrong Date of Birth: 1/54	Director	Since 2/08	Managing Partner, NorthRock Partners, LLC, October 2013 to present; Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial, February 2010 to October 2013; Senior Vice President, Ameriprise Financial, Inc., November 1984 to May 2007; President, American Express Asset Management, 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	4	None

Kenneth A. Kavajecz Date of Birth: 3/66	Director	Since 2/08	Dean of the Martin J. Whitman School of Management at Syracuse University, since July 2013; Chair of Finance Department, University of Wisconsin-Madison, July 2012 to June 2013; Professor of Finance – Wisconsin Alumni Chair in Investments, University of Wisconsin-Madison, September 2011 to June 2013; Associate Professor of Finance, University of Wisconsin-Madison, April 2004 to September 2011; Associate Dean of Undergraduate Program, University of Wisconsin- Madison, August 2008 to August 2011; Associate Dean of Masters Programs, University of Wisconsin-Madison, July 2006 to August 2011; Assistant Professor of Finance, June 2003 to April 2004; Assistant Professor, The Wharton School, February 1997 to June 2003; Assistant Economist, Board of Governors of the Federal Reserve System, Division of Monetary Affairs, 1988 to 1992.	4	None

37

Number of
	Position(s)	Term of office	Principal	Heartland Funds	Other
	held with the	and length	occupations during	overseen by	Directorships
INTERESTED DIRECTORS AND OFFICERS:	Corporation	of time served(1)	past five years:	Director	held by Director(2)
William (“Bill”) J. Nasgovitz(3)(4) Date of Birth: 10/44	President and Director	Since 12/84	Chairman, Chief Investment Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Director, Heartland Advisors, Inc., since April 2008; President and Chief Executive Officer, Heartland Advisors, Inc., 1982 to 2012.	4	None

William (“Will”) R. Nasgovitz(4) Date of Birth: 4/78	Chief Executive Officer	Since 5/12	Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Senior Vice President and Portfolio Manager, Heartland Advisors, Inc., 2012; Director, Heartland Advisors, Inc., since November 2010; Vice President and Portfolio Manager, Heartland Advisors, Inc., 2006 to 2011; Research Analyst, Heartland Advisors, Inc., 2004 to 2006; Research Associate, Heartland Advisors, Inc., November 2003 to 2004; Senior Research Associate, Cambridge Associates, LLC 2000 to 2002.	N/A	N/A

Nicole J. Best Date of Birth: 9/73	Vice President, Treasurer and Principal Accounting Officer	Since 6/11	Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Vice President and Secretary, Heartland Group, Inc., May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc. and Heartland Group, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008. Employed by Arthur Andersen, LLP, in other capacities, 1995 to 1998.	N/A	N/A

Vinita K. Paul Date of Birth: 8/79	Vice President and Chief Compliance Officer Anti-Money Laundering Officer	Since 8/08 Since 2/14	General Counsel, Heartland Advisors, Inc., since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, Inc., since August 2008; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.	N/A	N/A

Katherine M. Jaworski Date of Birth: 11/70	Vice President and Secretary	Since 6/11	Vice President, Performance Analytics and Reporting, Heartland Advisors, Inc., since January 2014; Vice President and Investment Operations Manager of Heartland Advisors, Inc., January 2004 to December 2013; Principal Accounting Officer and Treasurer, Heartland Group, Inc.; May 2010 to June 2011; Assistant Secretary, Heartland Group, Inc., November 2008 to May 2010. Employed by Heartland Advisors, Inc. in other capacities since April 1999.	N/A	N/A

Paul T. Beste Date of Birth: 1/56	Vice President Assistant Secretary	Since 9/97 Since 5/10	Anti-Money Laundering Officer, Heartland Group, Inc., November 2002 to February 2014; Director, Heartland Advisors, Inc., since April 2008; Chief Operating Officer, Heartland Advisors, Inc., since December 1999; Secretary, Heartland Group, Inc., November 2005 to May 2010; Principal Accounting Officer, Heartland Group, Inc., December 2009 to May 2010; Interim Treasurer and Principal Accounting Officer, Heartland Group, Inc., September 2008 to December 2008; Secretary and Treasurer, Heartland Value Manager, LLC, August 2000 to April 2011; employed by Heartland Advisors, Inc., in other capacities since 1997.	N/A	N/A

(1)	Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.
(2)	Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.
(3)	William (“Bill”) J. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with the Advisor.
(4)	William (“Will”) R. Nasgovitz is the son of William (“Bill”) J. Nasgovitz.

The standing committees of the Corporation’s Board of Directors include an Audit Committee and a Nominating Committee. Both Committees consist of all the Independent Directors, namely Robert A. Rudell, Dale J. Kent, Michael D. Dunham, Ward D. Armstrong and Kenneth A. Kavajecz. Mr. Kent serves as chairman of the Audit Committee, and Mr. Dunham serves as chairman of the Nominating Committee. The Board has determined that Mr. Kent is an Audit Committee financial expert.

The Audit Committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The Audit Committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The Audit Committee has adopted a written charter. The Audit Committee had four meetings during the twelve months ended June 30, 2014.

The Nominating Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The Nominating Committee generally accepts recommendations for nominations by shareholders of the Funds. The Nominating Committee has adopted a written charter. The Nominating Committee had no meetings during the twelve months ended June 30, 2014.

The Funds’ Statement of Additional Information includes additional information about the Directors of the Corporation and is available, without charge, at www.heartlandfunds.com or upon request, by calling 1-800-432-7856.

38

DEFINITIONS AND DISCLOSURES

(UNAUDITED)

Security valuations are based on Heartland Advisors’ estimates as calculations. Statements regarding securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s view when made and are subject to change at any time based on market and other considerations.

10 Principles of Value Investing™ consist of the following criteria for selecting securities: (1) catalyst for recognition; (2) low price in relation to earnings; (3) low price in relation to cash flow; (4) low price in relation to book value; (5) financial soundness; (6) positive earnings dynamics; (7) sound business strategy; (8) capable management and insider ownership; (9) value of company; and (10) positive technical analysis.

Basis Point (bps) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Book Value is the sum of all of a company’s assets, minus its liabilities.

Emerging Markets refer to economies that are progressing toward becoming advanced, as shown by some liquidity in local debt and equity markets and the existence of some form of market exchange and regulatory body, though they generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies.

Net Interest Margin is a performance metric that examines how successful a firm’s investment decisions are compared to its debt situations. A negative value denotes that the firm did not make an optimal decision, because interest expenses were greater than the amount of returns generated by investments.

Price/Book Value Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow Ratio represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio (P/E) of a stock is calculated by dividing the current price of the stock by its trailing 12 months’ earnings per share.

Real Estate Investment Trust (REIT) is a security that sells like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages.

Total Debt/Capitalization Ratio of a stock is calculated by dividing the short-and long-term debt obligations of the company by its total capital, which is represented by the company’s debt and shareholders’ equity, which includes common stock, preferred stock, minority interest and net debt.

Morgan Stanley Capital International (MSCI) All Country World Index ex USA Small Cap Value is a market capitalization weighted index that is designed to measure the equity market performance of the small cap value segments of developed and emerging markets, excluding the U.S.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth characteristics.

Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth characteristics.

Russell Global® ex-U.S. Small Cap Value Index measures the small-cap value segment of the global equity universe as defined by Russell’s leading style methodology, excluding companies assigned to the U.S.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Investment Group.

S&P 500 Index is an index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used U.S. equity benchmark.

All indices are unmanaged. It is not possible to invest directly in an index.

Data sourced from FactSet: Copyright 2013 FactSet Research Systems, Inc., FactSet Fundamentals. All rights reserved.

39

INTENTIONALLY LEFT BLANK

INTENTIONALLY LEFT BLANK

Heartland Advisors’ commitment to you:

Striving to achieve superior investment results and outstanding client service

Fundamental Research

We remain focused on discovering opportunities through extensive fundamental analysis

Seasoned Investment Team

We leverage our investment team’s nearly 300 years of experience to uncover out-of-favor, financially sound and undervalued companies

Consistent and Disciplined Approach

We consistently adhere to our clearly defined, time-tested investment process driven by Heartland’s

10 Principles of Value InvestingTM

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandfunds.com. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10. Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referenced to in Item 2 was filed as Exhibit 12(d)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on February 21, 2014, and is incorporated herein by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
Chief Executive Officer

Date:	August 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
Chief Executive Officer

Date:	August 22, 2014

By:	/s/ Nicole J. Best
Nicole J. Best
Treasurer & Principal Accounting Officer

Date:	August 22, 2014